GALAXY VARIABLE ANNUITY
Galaxy VIP Funds

SEMI-ANNUAL REPORT
June 30, 2002

[LOGO OMITTED - GALAXY FUNDS]

CHAIRMAN'S MESSAGE

Dear Variable Annuity Policyholder:

      Enclosed is the semi-annual report for The Galaxy VIP Fund for the six months ended June 30, 2002. The report includes a Market Overview that discusses the different economic and market factors that may have affected your investment returns during this time. Following the Market Overview are individual portfolio reviews that describe how Fleet Investment Advisors Inc. ("FIA") and Columbia Management Co. ("Columbia Management") managed the portfolios in this climate. Financial statements and a list of individual portfolio holdings for each Fund as of June 30, 2002 appear at the end of the report.
      During the reporting period, any good news about the economy was overshadowed by concerns on several fronts. In addition to disappointments in corporate earnings, investors became increasingly concerned about the spread of corporate accounting fraud. Continued political uncertainty in the wake of the September 11 terrorist attacks, along with increased fighting in the Middle East, further undermined investor confidence. Stock prices fell sharply in this environment, particularly issues of larger, growth-oriented firms. With increased uncertainty over the direction of interest rates, bond prices became more volatile but ended the six-month reporting period about where they began.
      The investment climate of the last six months has again demonstrated how important diversification is to the financial goals of individual investors. In diversified portfolios, the outperformance by some asset classes may help offset an underperformance by other asset classes. Within asset classes, investors may also benefit by diversifying among different market sectors.
      As you may be aware, FleetBoston Financial Corporation ("FleetBoston") recently completed its acquisition of the asset management business of Liberty Financial Companies, Inc. ("Liberty"). In its effort to combine the best aspects of FleetBoston's and Liberty's asset management organizations, FleetBoston has renamed its asset management business Columbia Management Group, Inc. ("Columbia"). Columbia and its affiliated companies are responsible for overseeing the investment of $170 billion in assets and rank among the top 20 mutual fund managers in the United States based on assets under management. Galaxy shareholders now have the benefits associated with an organization of Columbia's size and breadth - including expanded investment management, research and other capabilities.
      In addition to the Galaxy Family of Funds, Columbia offers a broad range of financial services. Your financial advisor can help you determine which of these services might meet your specific investment needs and help you achieve your financial goals.
      If you have questions about the information in this report, or would like more information on any of the Galaxy Funds, please contact the Galaxy Information Center toll-free at 1-800-345-6611 or visit us at www.galaxyfunds.com. You may also consult your financial advisor.

Sincerely,

/S/ DWIGHT E. VICKS, JR.

Dwight E. Vicks, Jr.
Chairman of the Board of Trustees
The Galaxy VIP Fund

[BEGIN SIDEBAR]
MUTUAL FUNDS:

O ARE NOT BANK DEPOSITS
O ARE NOT FDIC INSURED
O ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK
O ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL
  AMOUNT INVESTED
[END SIDEBAR]

THIS REPORT RELATES TO THE SUB-ACCOUNTS OF AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT E. THE UNDERLYING MUTUAL FUND PORTFOLIOS IN WHICH THE SUB-ACCOUNTS INVEST INCLUDE THE FOLLOWING PORTFOLIOS OF THE GALAXY VIP FUND:
MONEY MARKET FUND, EQUITY FUND, GROWTH AND INCOME FUND, SMALL COMPANY GROWTH FUND, COLUMBIA REAL ESTATE EQUITY FUND II, ASSET ALLOCATION FUND, HIGH QUALITY BOND FUND AND COLUMBIA HIGH YIELD FUND II. THIS REPORT RELATES TO THE GALAXY
VIP FUND ONLY.

MARKET OVERVIEW

BY FLEET INVESTMENT ADVISORS INC.
      In the first half of 2002, there were many signs that an economic recovery was on the way. Investors focused, however, on concerns about corporate earnings, new revelations of accounting fraud, the U.S. war on terrorism and renewed fighting in the Middle East. After gaining ground early in the six-month reporting period, stock prices fell sharply as these concerns intensified in the months that followed. With the potential for stronger growth, the Federal Reserve Board (the "Fed") put further cuts in interest rates on hold in the first quarter of 2002 - causing bond prices to decline. Bond prices then rose in the second quarter, when weakness in stock prices suggested that the recovery and higher interest rates would be delayed. As a result, bond prices ended the reporting period near where they began.
      For the six months ended June 30, 2002, stocks of larger firms represented in the Standard & Poor's(R) 500 Composite Stock Price Index (the "S&P(R) 500 Index") had a total return of -13.15%. During the same time, stocks of smaller firms represented in the Russell 2000 Index (the "Russell 2000") posted a total return of -4.70%, and the Lehman Brothers Government/Credit Bond Index delivered a total return of 3.26%.
      As in previous periods of market turmoil, equity and fixed income portfolios in the Galaxy VIP Funds benefited from a broadly diversified mix of investments with strong credit quality. As always, we sought to make the most of new investment opportunities that became available during times of increased market volatility.

AN ECONOMIC RECOVERY ON HOLD
      In the first quarter of 2002, when the reporting period began, the Gross Domestic Product ("GDP"), which measures the output of U.S. goods and services, improved at an annualized rate of 5.0%. The rate of growth was significantly stronger than most analysts had expected and represented a vast improvement over rates for the third and fourth quarters of 2001 - which were -0.3% and 2.7%, respectively. Continued strength in consumer spending, along with government spending and the rebuilding of inventories by businesses, accounted for most of the upturn in growth.
      Although the surge in growth was felt to be temporary, it provided a solid foundation for economic recovery. With a recovery on the horizon, the Fed signaled in March that it was adopting a neutral monetary policy that would shelve further cuts in interest rates. Despite an annual rate of inflation near 1.5%, investors worried that faster growth would eventually push both inflation and interest rates higher. Bond prices declined in this climate, and yields rose. By the end of 2002's first quarter, the yield for 30-year Treasury bonds had increased from 5.50% to 5.82%. After declining in January and February, stock prices moved sharply higher in March to end the first quarter near where they began.
      Investor sentiment soon deteriorated, however, as first quarter earnings fell short of expectations and additional companies announced serious accounting problems. Of further concern were the long-term economic and political impact of the U.S. war on terrorism and heightened tensions in the Middle East. Although inflation and interest rates remained low, the unemployment rate increased from 5.6% in the first quarter to 5.9% in the second quarter. At the same time, there were signs of waning support by consumers - who have played the leading role in propping up the economy - and GDP growth slowed to an estimated rate of 1.1%. Stock prices fell sharply in response, posting the worst quarterly results in many years. With signs that a full-blown recovery and higher interest rates would be delayed, and many investors shifting assets into fixed income sectors, bond prices rose. By the end of the second quarter, the yield for 30-year Treasury bonds stood at 5.53%.

EMPHASIS ON QUALITY AND DIVERSITY
      Throughout the six-month period, the large-cap and growth sectors of the stock market significantly underperformed value-oriented stocks and issues of small- and mid-cap firms. Besides suffering damage from prices that

[BEGIN SIDEBAR]
"AS IN PREVIOUS PERIODS OF MARKET TURMOIL, EQUITY AND FIXED INCOME PORTFOLIOS IN
  THE GALAXY VIP FUNDS BENEFITED FROM A BROADLY DIVERSIFIED MIX OF INVESTMENTS WITH STRONG CREDIT QUALITY."
[END SIDEBAR]
remained high versus generally lackluster levels of earnings, the large-cap and growth sectors tended to bear the brunt of investor concerns about corporate accounting practices.
      In this unsettled economic and market climate, our ongoing attention to sector diversity, strong credit quality, and reasonable valuations helped to buffer equity portfolios in the Galaxy VIP Funds from the steep decline in stock prices. A focus on core fundamentals helped us pick individual issues that, in many cases, strongly outperformed their industry sectors. In many portfolios, we added issues from economically sensitive industries - believing that these holdings will benefit returns as the economic outlook improves. Throughout the portfolios, we reduced exposure to companies whose financial reporting practices raised concerns among investors.
      In the fixed income markets, corporate bonds outperformed with a brightening economic outlook in the first quarter, then underperformed as worries about the integrity of U.S. corporations and the quality of their earnings reports came under intense scrutiny in the second quarter. Within the corporate sector, higher quality issues (with credit ratings of AA or AAA) outperformed lower quality issues for the reporting period as a whole. Besides an added vulnerability to uncertainty about the timing and strength of a rebound in company earnings, lower quality issues were more sensitive to concerns about corporate accounting practices. Because stable and rising interest rates tend to discourage consumers from prepaying home loans or paying down credit card debt, mortgage-backed and asset-backed securities also outperformed during the reporting period. Debt of foreign firms enjoyed a relative outperformance as well.
      During the six-month period, we increased investments in the corporate, mortgage-backed and asset-backed sectors. We also added positions in the debt of foreign issuers. With a possibility that the Fed could raise interest rates by the end of 2002, we gave greater attention to issues with shorter maturities.

RECOVERY WATCH
      With improvement in retail sales and a pickup in the long-suffering manufacturing sector, it seems clear that an economic recovery is at hand. Less clear is the timing of the recovery or its strength. The recent improvements we've seen may be more the result of companies rebuilding depleted inventories than solid gains in actual demand, which will require increases in business confidence and capital spending. At the same time, consumer sentiment is lower now than at the beginning of the year and the labor market remains soft - underscoring the tentative nature of this recovery. Healthy growth in second quarter GDP would support expectations that a recovery is underway, especially if it represents stronger domestic demand rather than simply a rebuilding of inventories.
      Because the Fed does not want to stall the economic progress made so far, we think it is unlikely to raise short-term rates before the fourth quarter of 2002. Further, we believe that any rate hikes after that time will be gradual. While bond yields may experience near-term volatility, as inflation expectations adjust to strong growth and investors react to further swings in stock prices, we expect long-term bond yields to range between 5.25% and 6.00% for the rest of the year.
      Despite the high valuations still in place for many stocks, stock prices are significantly more attractive than when the reporting period began. This is particularly true for growth stocks and issues of larger firms. A clear recovery in corporate earnings could help offset lingering concerns about corporate accounting problems, as well as other market worries, and set the stage for a sustained rebound in equity prices.

[BEGIN SIDEBAR]
"WITH IMPROVEMENT IN RETAIL SALES AND A PICKUP IN THE LONG-SUFFERING
  MANUFACTURING SECTOR, IT SEEMS CLEAR THAT AN ECONOMIC RECOVERY IS AT HAND." [END SIDEBAR]

PERFORMANCE AT-A-GLANCE


GALAXY VIP FUNDS PERFORMANCE AT-A-GLANCE -- AVERAGE ANNUAL TOTAL RETURNS

AS OF JUNE 30, 2002                6 MONTHS*    1 YEAR    5 YEARS   LIFE OF FUND
--------------------------------------------------------------------------------
Money Market Fund
(INCEPTION DATE 2/2/93)               0.68%       2.00%     4.60%        4.50%
--------------------------------------------------------------------------------
Equity Fund
(INCEPTION DATE 1/11/93)            -17.29      -22.15      2.51         8.75
--------------------------------------------------------------------------------
Growth and Income Fund
(INCEPTION DATE 3/4/98)             -13.97      -16.29       N/A        -0.67
--------------------------------------------------------------------------------
Small Company Growth Fund
(INCEPTION DATE 4/17/98)            -21.10      -25.14       N/A         1.65
--------------------------------------------------------------------------------
Columbia Real Estate Equity Fund II
(INCEPTION DATE 3/3/98)              11.52       10.50       N/A         6.27
--------------------------------------------------------------------------------
Asset Allocation Fund
(INCEPTION DATE 2/6/93)             -12.18      -14.30      2.39         7.11
--------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 1/21/93)              3.09        8.04      7.08         6.44
--------------------------------------------------------------------------------
Columbia High Yield Fund II
(INCEPTION DATE 3/3/98)              -0.53        1.92       N/A         4.44
--------------------------------------------------------------------------------

*     Not Annualized


GALAXY VIP FUNDS PRODUCT PERFORMANCE AT-A-GLANCE -- AVERAGE ANNUAL TOTAL RETURNS

(VARIABLE ACCOUNT E INCEPTION 1/8/93)

AS OF JUNE 30, 2002              6 MONTHS*  1 YEAR   5 YEARS  LIFE OF FUND
--------------------------------------------------------------------------
Money Market Fund                   0.18%     0.98%    3.53%     3.41%
...........................................................................
Equity Fund                       -17.70    -22.92     1.49      7.66
...........................................................................
Asset Allocation Fund             -12.61    -15.16     1.37      5.98
...........................................................................
High Quality Bond Fund              2.58      6.96     6.00      5.35
--------------------------------------------------------------------------


*     Not Annualized

THESE RESULTS REFLECT THE EXPERIENCE OF THE SUB-ACCOUNTS OF VARIABLE ACCOUNT E OF AMERICAN SKANDIA LIFE ASSURANCE CORPORATION AND INCLUDE ALL MANAGEMENT FEES AND EXPENSES AND INSURANCE COSTS AND ACCORDINGLY WILL BE DIFFERENT FROM THE PERFORMANCE OF THE CORRESPONDING GALAXY VIP FUND. THE VARIABLE ACCOUNT E SUB-ACCOUNTS PURCHASE SHARES OF THE GALAXY VIP FUND. THE SUB-ACCOUNTS ARE GAL MONEY MARKET, GAL EQUITY, GAL ASSET ALLOCATION, AND GAL HIGH QUALITY BOND. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR AND THE ADMINISTRATOR ARE PRESENTLY WAIVING OR REIMBURSING FEES FOR THE GALAXY VIP MONEY MARKET FUND AND HIGH QUALITY BOND FUND. WITHOUT SUCH WAIVERS OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF ANY TAXES THAT A SHAREHOLDER MIGHT PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY WITH MARKET CONDITIONS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE INVESTMENT ADVISOR AND ADMINISTRATOR ARE PRESENTLY WAIVING FEES AND/OR REIMBURSING EXPENSES AND MAY REVISE OR DISCONTINUE SUCH PRACTICE AT ANY TIME. WITHOUT SUCH WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. TOTAL RETURN FIGURES IN THIS REPORT INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND INCLUDE THE DEDUCTION OF ANY SALES CHARGES, WHERE APPLICABLE, UNLESS OTHERWISE INDICATED. AN INVESTMENT IN THE GALAXY VIP
MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, YOU COULD LOSE MONEY BY INVESTING IN THIS FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - KAREN ARNEIL]

KAREN ARNEIL HAS MANAGED THE GALAXY VIP MONEY MARKET FUND SINCE SEPTEMBER 1996. SHE HAS MANAGED MONEY MARKET INVESTMENTS SINCE 1993.
[END SIDEBAR]

GALAXY VIP MONEY MARKET FUND

KAREN ARNEIL
PORTFOLIO MANAGER
      The Galaxy VIP Money Market Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.
      With continued uncertainty in the economic outlook during the six months ended June 30, 2002, we kept the Fund's portfolio focused on instruments with strong liquidity and superior credit quality. This emphasis, along with opportunistic trades that were intended to maximize yield advantages that arose from near-term market fluctuations, helped the Fund earn a total return of 0.68% for the six months ended June 30, 2001. Over the same period, the average of the money market funds tracked by Lipper Inc. ("Lipper"), a mutual fund tracking service, earned a total return of 0.69%. On June 30, 2002, the Fund had an average maturity of 26 days, a 7-day Securities and Exchange Commission ("SEC") effective yield of 1.28%, and a 30-day SEC effective yield of 1.28%.

MAXIMIZING RETURNS IN A TURBULENT MARKET
      After moving sharply higher from January into April of 2002, as it appeared that the Fed's next move would be to raise short-term interest rates, money market yields fell steeply when the economic outlook deteriorated in May and June. As yields declined, the spreads between yields for different types of money market instruments widened. We took advantage of these market changes in several ways.
      When yields moved higher, we locked in the better yields by seizing investment opportunities in longer-term instruments. Given the relative flatness of the yield curve, however, we kept maturities on the short side as a whole. Overall, we moved away from a "barbelled" maturity structure - which balanced longer-term instruments with shorter maturities - to a more "laddered" structure that spread maturities more evenly.
      After emphasizing investments in issues of U.S. government agencies when a tight supply of corporate paper made yields in that sector less attractive, we added corporate issues to the portfolio as increased supplies enhanced their yields. As before, we kept a sizable position in taxable municipal securities with high credit ratings, which offered attractive yields as well as good liquidity. Most of these were floating rate issues, whose interest rates reset at specified intervals.

FURTHER VALUE POSSIBLE IN LONGER MATURITIES
      Although we do not expect the Fed to raise interest rates any time soon, the yields for money market instruments may occasionally move higher in coming months if there is positive news for the economy. In this environment, we plan to maintain our overall emphasis on shorter maturities and take advantage of value opportunities that occur in longer-term issues when yields rise. In the meantime, we will continue to look for opportunities in commercial paper, while taking advantage of the attractive yields offered by taxable municipal bonds with floating interest rates.

GALAXY VIP MONEY MARKET FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2002

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMMERCIAL PAPER                        28%
MUNICIPAL SECURITIES                    27%
REPURCHASE AGREEMENT                    16%
U.S. AGENCY OBLIGATIONS                 15%
CORPORATE NOTES AND BONDS               10%
CERTIFICATE OF DEPOSIT & NET OTHER
ASSETS AND LIABILITIES                   4%

GALAXY VIP MONEY MARKET FUND
7-DAY AVERAGE YIELDS

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Date     7 Day Average
6/30/2001         3.43
7/31/2001         3.33
8/31/2001         3.13
9/30/2001         2.72
10/31/2001        2.20
11/30/2001        1.92
12/31/2001        1.66
1/31/2002         1.47
2/28/2002         1.29
3/31/2002         1.33
4/30/2002         1.32
5/31/2002         1.30
6/30/2002         1.28

AN INVESTMENT IN THE GALAXY VIP MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - ROBERT G. ARMKNECHT]

ROBERT G. ARMKNECHT BECAME MANAGER OF THE GALAXY VIP EQUITY FUND IN 1998. HE HAS MANAGED EQUITY PORTFOLIOS FOR FIA, AND ITS PREDECESSORS, SINCE 1988.
[END SIDEBAR]

GALAXY VIP EQUITY FUND

ROBERT G. ARMKNECHT
PORTFOLIO MANAGER
      The Galaxy VIP Equity Fund seeks long-term growth by investing in companies that FIA believes have above average earnings potential.
      During a time when both the large-cap and growth sectors of the stock market significantly underperformed, the Fund maintained its emphasis on a diversified portfolio of high quality stocks with attractive valuations. For the six months ended June 30, 2002, the Fund had a total return of -17.29%, versus -13.78% for the average of the large-cap core funds tracked by Lipper. Over the same time, the Fund's market benchmark, the S&P(R) 500 Index, had a total return of -13.15%.

STOCK SELECTION HELPFUL IN MANY SECTORS
      Although the Fund's returns as a whole suffered as investors abandoned issues of large-cap growth firms, many individual holdings outperformed. Among the sectors where stock selection benefited returns were stocks of technology, consumer cyclical, energy, financial and industrial firms.
      Over the course of the six-month reporting period, we increased positions in capital goods firms - especially in the defense area. We believe that the capital goods sector, along with other cyclical groups, should benefit as the economy heads toward a recovery. At the end of the reporting period, the Fund was overweighted (versus the S&P(R) 500 Index) in information technology, health care, and energy stocks and underweighted in issues of telecommunications, basic materials, utilities, and financial companies.

POISED FOR A RECOVERY
      Although the timing and strength of a recovery has become less certain, we believe that the economy is headed in the right direction. As it becomes clearer in the second half of 2002 that a recovery is on the way, the cyclical positions that we have emphasized in the Fund should perform well. In the meantime, the Fund's broadly diversified portfolio and emphasis on high-quality companies with good prospects for earnings growth should help to buffer returns from further market turmoil.


GALAXY VIP EQUITY FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2002

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CONSUMER STAPLES                        27%
FINANCE                                 18%
INDUSTRIAL                              15%
TECHNOLOGY                              13%
ENERGY                                  11%
COMMUNICATIONS                           8%
OTHER COMMON STOCKS, CONVERTIBLE
PREFERRED STOCK & NET OTHER
ASSETS AND LIABILITIES                   8%

GALAXY VIP EQUITY FUND
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
         S&P(R) 500 INDEX      GALAXY VIP EQUITY FUND
01/11/93        10000                    10000
12/31/93        11009                    10450
12/31/94        11151                    10813
12/31/95        15336                    13706
12/31/96        20762                    16595
12/31/97        27686                    21198
12/31/98        35648                    26184
12/31/99        43145                    33299
12/31/00        35571                    32694
12/31/01        31347                    26754
06/30/02        24737                    22129

*SINCE INCEPTION ON 1/11/93. THE S&P(R) 500 INDEX, IN WHICH INVESTORS CANNOT
 INVEST, IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - GREGORY M. MILLER]

GREGORY M. MILLER BECAME MANAGER OF THE GALAXY VIP GROWTH AND INCOME FUND IN 1998. HE HAS MANAGED EQUITY PORTFOLIOS SINCE 1988.
[END SIDEBAR]

GALAXY VIP GROWTH AND INCOME FUND

GREGORY M. MILLER
PORTFOLIO MANAGER
      The Galaxy VIP Growth and Income Fund seeks to provide a relatively high total return through long-term capital appreciation and current income. The Fund invests in a diversified portfolio consisting primarily of common stocks selected through traditional research techniques. The Fund's modest income orientation is intended to both enhance returns and dampen share price volatility.
      Although investors continued to favor the value-oriented stocks in which the Fund concentrates its investments, an underperformance early in the reporting period by holdings in several companies that investors abandoned as corporate accounting practices came under greater scrutiny diminished the Fund's total returns for the reporting period as a whole. During the six months ended June 30, 2002, the Fund had a total return of -13.97%, versus total returns of -13.15% for the S&P(R) 500 Index and -8.37% for the average of the multi-cap value funds tracked by Lipper.

NEW OPPORTUNITIES IN TECHNOLOGY AND INSURANCE SECTORS
      Fund returns suffered early in the reporting period amid concerns about the accounting practices of corporate America in general. The Fund's overweighted position in the telecommunications sector weakened sharply when WorldCom announced their accounting improprieties. Returns were also diminished as some industrial firms represented in the Fund failed to meet their earnings expectations and several pharmaceutical holdings did not get their products to market as expected. Helping to offset these negatives were an overweighted position in the better-performing energy sector and outperformances by certain financial and information technology investments.
      During the period, we eliminated positions where issues of corporate governance and accounting had overshadowed our original reasons for investing. We also took profits in holdings that had performed well on a relative basis. As we reduced investments in the basic materials sector, we took advantage of attractive opportunities that developed in the technology sector. Within the insurance and energy groups, we traded into companies that we believe have better value. We also took new positions in the media/entertainment sector in anticipation of an economic rebound and continued strength in consumer spending, as well as in the defense group.

VALUE INVESTMENTS STILL ATTRACTIVE
      Historically, some of the best opportunities for buying stocks have come when investors were most discouraged about the market's outlook. Although stocks are not really cheap by historic measures, there has been a material decline in prices that has created many more opportunities than were available a year ago. During the next few quarters, year-over-year earnings comparisons should look more attractive. This could offset lingering concerns about corporate financial reporting and other market negatives, like a weak dollar. During this transition, we believe that many investors may remain partial to stocks with a value orientation.

GALAXY VIP GROWTH AND INCOME FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2002

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FINANCE                         23%
CONSUMER STAPLES                16%
TECHNOLOGY                      12%
COMMUNICATIONS                  11%
INDUSTRIAL                      11%
ENERGY                          10%
CONSUMER CYCLICAL               10%
BASIC MATERIALS                  5%
OTHER COMMON STOCKS & NET
OTHER ASSETS AND LIABILITIES     2%

GALAXY VIP GROWTH AND INCOME FUND
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            GALAXY VIP GROWTH
         S&P(R) 500 INDEX    AND INCOME FUND
03/04/98        10000            10000
12/31/98        11864            10372
06/30/99        13333            11777
12/31/99        14359            11136
06/30/00        14297            11316
12/31/00        13053            11756
06/30/01        12179            11605
12/31/01        11502            11292
06/30/02         9990             9714

*SINCE INCEPTION ON 3/4/98. THE S&P(R) 500 INDEX, IN WHICH INVESTORS CANNOT
 INVEST, IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - WILLIAM GARRISON]

WILLIAM GARRISON BECAME PORTFOLIO MANAGER OF THE GALAXY VIP SMALL COMPANY GROWTH FUND IN JUNE OF 2002. HE HAS MANAGED SMALL COMPANY PORTFOLIOS FOR FIA, AND ITS AFFILIATES SINCE 1998.
[END SIDEBAR]
GALAXY VIP SMALL COMPANY
GROWTH FUND

WILLIAM GARRISON
PORTFOLIO MANAGER
      The Galaxy VIP Small Company Growth Fund seeks capital appreciation by investing primarily in the securities of small companies with market capitalizations of $1.5 billion or less.
      As continued pressure on corporate profits renewed concerns over the direction of the economy and drove stock prices lower in the first half of 2002, the decline was particularly tough on stocks of economically sensitive firms, health care firms, and technology and biotechnology companies. Sizable investments in these hard-hit areas caused the Fund to underperform its market benchmark during the reporting period.
      For the six months ended June 30, 2002, the Fund had a total return of -21.10%, versus a total return of -18.12% for the average of other small-cap growth funds tracked by Lipper. The Russell 2000, which had smaller weightings in both technology and biotechnology stocks than the Fund, had a total return of -4.70% during the six-month reporting period.

ECONOMIC RECOVERY IN QUESTION
      Early in the year, when a recovery appeared probable, the Fund was positioned to benefit from an expanding economy. There was increased exposure to consumer cyclical and industrial issues and reduced exposure to stocks in the consumer staples sector. When evidence of a strong U.S. economic recovery waned in the second quarter of 2002, the Fund's higher relative weighting in consumer cyclicals diminished its returns.
      The Fund's technology weighting was also higher than that of the benchmark at the start of the period. After showing strength in the first quarter, technology stocks were battered during the second quarter as it became evident that spending on technology products and services would remain weak throughout 2002. Although the Fund's technology weighting was reduced to a level close to that of its benchmark during this time, the earlier overweighting had a negative impact on returns.
      Positions in biotechnology stocks hurt performance as concerns over the ability of biotechnology firms to receive FDA approval - coupled with a lack of appetite for young, money-losing companies among investors - led to a decline of nearly 40% in the AMEX Biotechnology Index during the six-month reporting period. Although we continue to believe in the long-term potential of many biotechnology companies, the Fund's exposure to this sector has been reduced. We will look to increase our weighting when investor sentiment toward the sector improves.

POSITIONED FOR A MODEST RECOVERY
      We believe the Fund is well positioned for a modest economic recovery that will benefit both the small-cap and growth sectors. Because we expect continued strength in consumer spending, we have maintained substantial exposure in areas such as retail and homebuilding. In addition, we have retained strong names within sectors that we believe can perform well in any environment, such as health care services and consumer staples. At the same time, we have maintained a solid weighting in stocks of industrial firms and sought technology holdings that we believe are positioned to meet or exceed earnings expectations. We have also taken advantage of recent weakness in the energy sector by increasing positions in solid, well-regarded companies.

GALAXY VIP SMALL COMPANY GROWTH FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2002

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CONSUMER STAPLES                24%
CONSUMER CYCLICAL               22%
INDUSTRIAL                      17%
TECHNOLOGY                      14%
REPURCHASE AGREEMENT & NET
OTHER ASSETS AND LIABILITIES     7%
ENERGY                           7%
COMMUNICATIONS                   5%
FINANCE                          4%

GALAXY VIP SMALL COMPANY GROWTH FUND
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              GALAXY VIP SMALL
             RUSSELL 2000      COMPANY GROWTH

04/17/98         10000             10000
12/31/98          8806              8932
06/31/99          9623              9783
12/31/99         10678             14959
06/30/00         11003             16202
12/31/00         10355             13600
06/30/01         11074             14310
12/31/01         10613             13577
06/30/02         10114             10712

*SINCE INCEPTION ON 4/17/98. THE RUSSELL 2000, IN WHICH INVESTORS CANNOT
 INVEST, IS AN UNMANAGED INDEX OF 2000 SMALL COMPANY STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - DAVID W. JELLISON]

DAVID W. JELLISON HAS MANAGED THE GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II SINCE ITS INCEPTION IN MARCH 1998. A VICE PRESIDENT WITH COLUMBIA MANAGEMENT, HE HAS SERVED AS A FINANCIAL ANALYST AND PORTFOLIO MANAGER THERE SINCE 1992.
[END SIDEBAR]
GALAXY VIP COLUMBIA
REAL ESTATE EQUITY FUND II

DAVID W. JELLISON
PORTFOLIO MANAGER
      The Galaxy VIP Columbia Real Estate Equity Fund II seeks, with equal emphasis, capital appreciation and above-average current income. The Fund invests primarily in the equity securities of real estate companies, including real estate investment trusts ("REITs").
      Stability, a lack of controversy compared to other sectors, and high dividend yields helped REITs continue their strong performance in the first half of 2002. Although an underweighting in the better-performing lodging sector and an overweighting in the weaker office sector detracted from the Fund's returns, the Fund benefited from large investments in the outperforming retail sector.
      For the six months ended June 30, 2002, the National Association of Real Estate Investment Trusts Index (the "NAREIT Index") had a total return of 13.68%, while the Galaxy VIP Columbia Real Estate Equity Fund II returned 11.52%. During the reporting period, the S&P(R) 500 Index had a total return of -13.15% and the average of the real estate funds tracked by Lipper had a total return of 12.17%.

PRESSURE ON OCCUPANCIES, RENTS
      Retail and industrial REITs, along with those in the lodging sector, outperformed as low earnings multiples relative to other REITs combined with improving fundamentals. These improvements included higher leasing activity in the retail sector and rising manufacturing activity in the industrial sector. A large weighting in retail REITs contributed greatly to the Fund's performance.
      Although the Fund's underweighting in lodging REITs negatively impacted performance early in the period, it should be a benefit going forward. The slow economic recovery has recently damaged stocks in the lodging sector and reduced earnings expectations.
      An overweighting in the disappointing office sector also contributed to the Fund's underperformance for the reporting period. The postponement of an economic recovery has delayed an anticipated rebound in office demand. With further reductions in earnings estimates likely for the office sector, we have trimmed the Fund's exposure, despite the attractive valuations that are now available.

A FAVORABLE CLIMATE FOR REITS
      Reductions in earnings estimates for REITs often lag cuts in earnings estimates for the broader market. With downward pressure on occupancies and rents from the recent recession, 2002 earnings estimates for REITs have fallen. However, a low level of new supply - combined with fiscal and monetary policies aimed at a healthy economic environment - bode well for improved earnings growth for REITs in 2003. REITs should also benefit from valuations that remain attractive versus stocks. As always, we will focus the Fund's investments on REITs with strong, experienced management teams that demonstrate the best prospects for sustaining future earnings growth.

GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II
DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2002

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

REAL ESTATE                                     88%
BASIC MATERIALS                                 10%
OTHER COMMON STOCKS, INVESTMENT
COMPANY & NET OTHER ASSETS AND LIABILITIES       2%

GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                                                 VIP Columbia Real
              NAREIT INDEX   S&P(R) 500 Index  Estate Equity Fund II

03/03/98          10000            10000              10000
12/31/98           8482            11864               9043
06/30/99           8887            13331               9442
12/31/99           8090            14359               8669
06/30/00           9156            14298               9875
12/31/00          10168            13053              11168
06/30/01          11825            12179              11775
12/31/01          11584            11502              11666
06/30/02          13169             9990              13010

*SINCE INCEPTION ON 3/3/98. THE NAREIT INDEX IS AN UNMANAGED INDEX, IN WHICH
 INVESTORS CANNOT INVEST, OF ALL TAX QUALIFIED REITS LISTED ON THE NEW YORK STOCK EXCHANGE, THE AMERICAN STOCK EXCHANGE AND THE NASDAQ, WHICH HAVE 75% OR MORE OF THEIR GROSS INVESTED BOOK ASSETS INVESTED DIRECTLY OR INDIRECTLY IN THE EQUITY OWNERSHIP OF REAL ESTATE. ONLY COMMON SHARES ISSUED BY A REIT ARE INCLUDED IN THIS MARKET WEIGHTED INDEX, WHICH INCLUDES DIVIDENDS IN THE MONTH BASED UPON THEIR PAYMENT DATE. RESULTS FOR THE NAREIT INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. THE S&P(R) 500 INDEX, IN WHICH INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. RESULTS FOR THE INDICES DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - HARVEY HIRSCHHORN]
[PHOTO OMITTED - DAVID LINDSAY]

HARVEY HIRSCHHORN HAS MANAGED THE EQUITY PORTION OF THE GALAXY VIP ASSET ALLOCATION FUND SINCE JULY OF 2002. HE HAS MANAGED INVESTMENT PORTFOLIOS FOR FIA, AND ITS AFFILIATES, SINCE 1973.

DAVID LINDSAY HAS MANAGED THE FIXED INCOME PORTION OF THE GALAXY VIP ASSET ALLOCATION FUND SINCE JANUARY OF 1997. HE HAS MANAGED INVESTMENT PORTFOLIOS FOR FIA, AND ITS PREDECESSORS, SINCE 1986.
[END SIDEBAR]

GALAXY VIP ASSET ALLOCATION FUND

HARVEY HIRSCHHORN, CFA AND
DAVID LINDSAY, CFA
PORTFOLIO MANAGERS
      The Galaxy VIP Asset Allocation Fund seeks a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages as well as long-term growth in the value of its assets. The Fund invests in a diversified portfolio of equity, bond, and short-term obligations.
      As investors continued to abandon large-cap growth stocks in the first half of 2002, the Fund maintained a sizable weighting in fixed income securities, which outperformed the large-cap growth stock sector. With exposure to underperforming stocks in the consumer discretionary, health care, financial and industrial sectors, however, the Fund's returns lagged those for funds with similar investment objectives during this time.
      For the six months ended June 30, 2002, the Fund had a total return of -12.18% as compared to a total return of -6.29% for the average of the flexible portfolio funds tracked by Lipper. During the period, the S&P(R) 500 Index, which tracks the performance of stocks only, had a total return of -13.15% and the Dow Jones Industrial Average ("DJIA") which tracks the "price only" performance of 30 blue chip stocks, had a total return of -7.77%.

BALANCING CYCLICAL STOCKS WITH DEFENSIVE ISSUES
      We began to trim holdings in the telecommunications sector before the reporting period began and continued to reduce the Fund's weighting in this area during the reporting period. We also sold stocks of firms whose accounting practices were vulnerable to investor concerns. With the proceeds from these sales, we added issues in the industrial, financial and health care sectors. These purchases increased the Fund's commitment to both "cyclical" (economically sensitive) and "defensive" positions.
      Throughout the reporting period, we maintained at least a 40% weighting in bonds and continued to trade Treasury securities and issues of U.S. government agencies for corporate investments. With this strategy, we hoped to position the Fund for the economic rebound that we believe is on the way. Within the corporate sector, we gave more attention to issues from cyclical industries, which should outperform as the recovery unfolds. In addition, we purchased selected issues with medium credit quality that were available at attractive prices and yields. These issues should also do well as the economy strengthens.

STOCK SELECTION REMAINS KEY
      Although many uncertainties remain, we still believe that the U.S. economy is about to enter a recovery. Having underperformed other sectors for some time, the large-cap and growth groups should be in a better position for improved relative performance in months to come.
      Because the timing and strength of an economic recovery remains unclear, the success of equity portfolios will lie in each manager's ability to select individual stocks whose growth potential is strong versus the prices of their shares. As always, we will focus on reasonably valued issues of high quality companies from a broad range of industry sectors. Once we feel that the recovery is well established, we may start to shift money out of the Fund's bond holdings to take advantage of attractive opportunities in stocks.

PORTFOLIO REVIEWS

GALAXY VIP ASSET ALLOCATION FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2002

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMMON STOCKS                           50%
CORPORATE NOTES AND BONDS               20%
U.S. GOVERNMENT AND
AGENCY OBLIGATIONS                      16%
FOREIGN BONDS, MUNICIPAL SECURITY,
REPURCHASE AGREEMENT & NET OTHER
ASSETS AND LIABILITIES                  10%
ASSET-BACKED AND
MORTGAGE-BACKED SECURITIES               4%

GALAXY VIP ASSET ALLOCATION FUND
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                 GALAXY VIP ASSET
                S&P(R) 500 INDEX    DJIA INDEX   ALLOCATION FUND

02/06/93              10000           10000           10000
12/31/93              10900           11636           10530
12/31/94              11041           12221           10304
12/31/95              15185           16735           13367
12/31/96              20558           21573           15328
12/31/97              27414           26948           18245
12/31/98              35298           31842           21440
12/31/99              42721           40531           22955
12/31/00              35277           38629           23454
12/31/01              31087           36534           21702
06/30/02              26999           34008           19060

*SINCE INCEPTION ON 2/6/93. THE S&P(R) 500 INDEX, IN WHICH INVESTORS CANNOT
 INVEST, IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. THE DJIA, IN WHICH INVESTORS CANNOT INVEST, TRACKS THE "PRICE ONLY" PERFORMANCE OF 30 BLUE CHIP STOCKS. RESULTS FOR THE INDICES DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

[BEGIN SIDEBAR]
[PHOTO OMITTED - MARIE SCHOFIELD]

MARIE SCHOFIELD HAS MANAGED THE GALAXY VIP HIGH QUALITY BOND FUND SINCE MARCH 1996. SHE HAS MANAGED FIXED INCOME ASSETS SINCE 1975.
[END SIDEBAR]
GALAXY VIP HIGH QUALITY
BOND FUND

MARIE SCHOFIELD
PORTFOLIO MANAGER
      The Galaxy VIP High Quality Bond Fund seeks a high level of current income consistent with prudent risk of capital. The Fund invests primarily in U.S. government securities and corporate issues rated in the four highest rating categories by Moody's Investors Service, Inc. ("Moody's) or Standard & Poor's Ratings Group ("S&P") or unrated issuers of comparable quality. At least 65% of the Fund's total assets are invested in issues rated in the two highest rating categories or unrated issues of comparable quality.
      At a time when high quality corporate bonds and mortgage-backed securities outperformed government issues, the Fund benefited from significant increases in these sectors. Of further help were additions of foreign debt and asset-backed securities. These areas of emphasis helped the Fund earn a total return of 3.09% for the six months ended June 30, 2002. That compares to a total return of 3.26% for the Lehman Brothers Government/Credit Bond Index and a total return of 2.77% for the average of the A-rated corporate bond funds tracked by Lipper over the same period. On June 30, 2002, the Fund had a 30-day SEC yield of 4.26%.

LARGE INCREASE IN CORPORATE ISSUES
      We had begun to increase investments in high quality corporate bonds early in 2001, long before the six-month reporting period began, as the Fed began cutting interest rates to bolster a weakening economy. Initially, we bought corporates that tend to be less sensitive to economic fluctuations. As further rate cuts increased the potential for an economic recovery, we added more cyclical investments - such as debt from the industrial and basic industry sectors.
      We continued to add high quality corporate bonds from a range of cyclical sectors throughout the reporting period, which proved a significant benefit to Fund returns. In addition, we made modest initial investments in corporates with credit quality in the mid- to lower-investment grade range (rated "A" and "BBB"), due to the attractive prices that became available for these securities. We expect these lower-quality positions to remain small until we gain confidence that a solid economic recovery is fully underway.
      Fund returns were further enhanced by additions of mortgage-backed and asset-backed securities, which performed well versus government securities as stable interest rates slowed home loan prepayments and the payoff of credit card debt. We also increased commitments to dollar-denominated instruments issued outside the U.S., which enjoyed good relative performance as well.

PORTFOLIO REVIEWS

AN INCREASE IN SHORTER MATURITIES
      Expecting the Fed to maintain a neutral monetary policy, we began to shorten our overall maturity and duration positioning. Additions of short- to intermediate-term maturities should help to minimize the effect of any decline in bond prices on Fund returns once higher interest rates are in the forecast. The yield that we lost in this shift has been offset by the attractive yields from our purchases in the mortgage sector. With rates stable or rising, mortgage-backed securities should continue to outperform. We expect, therefore, to make further purchases in this sector.
      If concerns about an expanding federal budget deficit or higher inflation put added pressure on long-term bonds, we plan to further reduce our duration positioning - as well as the Fund's commitment to Treasuries. We may also take advantage of additional opportunities in corporate bonds, especially issues that can benefit the most from an economic recovery.

GALAXY VIP HIGH QUALITY BOND FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2002

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CORPORATE NOTES AND BONDS               46%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS  19%
MORTGAGE-BACKED SECURITIES              14%
FOREIGN BONDS                            9%
ASSET-BACKED SECURITIES                  7%
REPURCHASE AGREEMENT & NET
OTHER ASSETS AND LIABILITIES             5%

GALAXY VIP HIGH QUALITY BOND FUND
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               LEHMAN BROHTERS
              GOVERNMENT/CREDIT     GALAXY VIP HIGH
                  BOND INDEX       QUALITY BOND FUND

01/21/93             10000              10000
12/31/93             10604              10867
12/31/94              9984              10486
12/31/95             12294              12094
12/31/96             12443              12487
12/31/97             13657              13656
12/31/98             14950              14981
12/31/99             14629              14415
12/31/00             16920              16271
12/31/01             18359              17487
06/30/02             18958              18027

*SINCE INCEPTION ON 1/21/93. THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX,
 IN WHICH INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX OF U.S. TREASURY OBLIGATIONS AND THE DEBT OF U.S. GOVERNMENT AGENCIES AS WELL AS ALL PUBLICLY ISSUED, FIXED RATE, NON-CONVERTIBLE INVESTMENT GRADE DOLLAR-DENOMINATED AND SEC-REGISTERED CORPORATE DEBT. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - JEFFREY L. RIPPEY]
[PHOTO OMITTED - KURT M. HAVNAER]

JEFFREY L. RIPPEY HAS MANAGED THE GALAXY VIP COLUMBIA HIGH YIELD FUND II SINCE 1998. A VICE PRESIDENT OF COLUMBIA MANAGEMENT, MR. RIPPEY HAS MANAGED FIXED INCOME PORTFOLIOS SINCE 1981.

KURT M. HAVNAER, ALSO A VICE PRESIDENT OF COLUMBIA MANAGEMENT, HAS SERVED AS CO-MANAGER OF THE FUND SINCE 2000.
[END SIDEBAR]

GALAXY VIP
COLUMBIA HIGH YIELD FUND II

JEFFREY L. RIPPEY AND KURT M. HAVNAER
PORTFOLIO MANAGERS
      The Galaxy VIP Columbia High Yield Fund II seeks a high level of current income with a secondary objective of capital appreciation. The Fund invests primarily in high-yielding corporate bonds rated Ba or lower by Moody's ("junk bonds"), with no more than 10% of its assets in bonds rated below B.
      Weak equity market performance, combined with continued pressure on bonds from the telecommunications sector, contributed to negative returns for high yield issues during the first half of 2002. For the six months ended June 30, 2002, the Galaxy VIP Columbia High Yield Fund II posted a total return of -0.53%. This compared favorably, however, to a total return of -4.30% for the Merrill Lynch U.S. High Yield, Cash Pay Index and a total return of -3.54% for the average of the high yield bond funds tracked by Lipper.

HIGH YIELD MARKET TURNS NEGATIVE
      In the first quarter of 2002, as the high yield market continued the strong rally that had started at the end of 2001, the Merrill Lynch U.S. High Yield, Cash Pay Index earned a total return of nearly 2%. High yield issues enjoyed continued improvement in April, and experienced only a slightly negative total return of -0.54% in May, as measured by the Index. The market entered a significant downturn in June, however, with a record 7.11% drop in the Index for the month.
      Several events contributed to the high yield market's decline. At the forefront were ongoing irregularities in corporate accounting that hurt investor confidence. A significant fall in values for bonds in the telecommunications sector added to the market's weakness. In June alone, telecommunications issues suffered a total return of more than -34%, accounting for over half of the decline for the Index that month.
      In this environment, the Fund benefited from good relative performances by positions in Pennzoil-Quaker State, Six Flags, and Winn-Dixie Stores. These positives helped offset disappointing performances by positions in the cable sector - which suffered as Adelphia, the nation's sixth largest cable operator, revealed accounting fraud. The cable sector also suffered as investors favored companies with positive free cash flows over firms that are highly leveraged or need additional funding. Despite the problems faced by Adelphia, we believe that the Fund's positions in cable companies have the potential to perform well over the next 12 months.
      During the reporting period, we increased holdings in economically defensive sectors. For example, we boosted the Fund's weighting in the consumer product sector by about 1% of net assets. We also raised weightings in sectors that we believe will continue to rebound from weakness experienced in the fall of 2001. These areas include the hotel and homebuilding groups - where weightings were increased by about 2% and 4%, respectively. In other activity, we eliminated positions in the telecommunications sector and cut the Fund's weighting in electric utility debt by approximately 1%.

LOOKING AHEAD

      The ongoing corporate accounting scandals have hurt market confidence and placed the quality of earnings reports at the front of investors' minds. Absent an increase in companies involved in questionable reporting practices, the prices for high yield bonds should soon begin to stabilize. If the economy continues on the road to recovery, as we expect, the high yield market should also benefit as earnings improve.

PORTFOLIO REVIEWS

GALAXY VIP COLUMBIA HIGH YIELD FUND II
DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2002

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CORPORATE NOTES AND BONDS       93%
INVESTMENT COMPANY & NET
OTHER ASSETS AND LIABILITIES     6%
U.S. GOVERNMENT OBLIGATION       1%

GALAXY VIP COLUMBIA HIGH YIELD FUND II
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                   GALAXY
             LEHMAN BROTHERS       MERRILL LYNCH U.S. HIGH   VIP COLUMBIA HIGH
           AGGREGATE BOND INDEX      YIELD CASH PAY INDEX      YIELD FUND II

03/03/98          10000                      10000                  10000
12/31/98          10961                      10172                  10739
06/30/99          10975                      10351                  10592
12/31/00          10651                      10332                  11022
06/30/00          11076                      10210                  11120
12/31/00          11889                      9941                   11426
06/30/01          12319                      10424                  11840
12/31/01          12893                      10557                  12133
06/30/02          13382                      10103                  12068

*SINCE INCEPTION ON 3/3/98. THE LEHMAN BROTHERS AGGREGATE BOND INDEX, IN WHICH
 INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX COMPRISED OF TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES. THE MERRILL LYNCH U.S. HIGH YIELD, CASH PAY INDEX, IN WHICH INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX COMPRISED OF NON-INVESTMENT GRADE CORPORATE BONDS. RESULTS FOR THE INDICES DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

GALAXY VIP FUND INFORMATION

[BEGIN SIDEBAR]
            TRUSTEES
     AND EXECUTIVE OFFICERS
      Dwight E. Vicks, Jr.
      CHAIRMAN AND TRUSTEE

         John T. O'Neill
      PRESIDENT, TREASURER
           AND TRUSTEE

        Louis DeThomasis,
          F.S.C., Ph.D.
             TRUSTEE

        Kenneth A. Froot
             TRUSTEE

          James M. Seed
             TRUSTEE

        Donald B. Miller
        EMERITUS TRUSTEE

       Bradford S. Wellman
        EMERITUS TRUSTEE

        William Greilich
         VICE PRESIDENT

            W. Bruce
         McConnel, Esq.
            SECRETARY

       INVESTMENT ADVISORS
        Fleet Investment
          Advisors Inc.
       100 Federal Street
        Boston, MA 02110

     Columbia Management Co.
     1300 S.W. Sixth Avenue
          P.O. Box 1530
     Portland, OR 97207-1350

           DISTRIBUTOR
     PFPC Distributors, Inc.
       3200 Horizon Drive
    King of Prussia, PA 19406

          ADMINISTRATOR
            PFPC Inc.
       4400 Computer Drive
   Westborough, MA 01581-5108

      INDEPENDENT AUDITORS
        Ernst & Young LLP
      200 Clarendon Street
        Boston, MA 02116

          LEGAL COUNSEL
    Drinker Biddle & Reath LLP
        One Logan Square
     18th and Cherry Streets
   Philadelphia, PA 19103-6996
[END SIDEBAR]


This report is submitted for the general information of shareholders of The Galaxy VIP Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for The Galaxy VIP Fund, which contains more information concerning investment policies, fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., COLUMBIA MANAGEMENT CO., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                         [LOGO OMITTED - RECYCLE LOGO]
                   This report was printed on recycled paper.

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

     MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)


 PAR VALUE                                             VALUE
-----------                                           -------

COMMERCIAL PAPER (A) - 27.56%

                FINANCE - 19.69%

$   700,000     ABN AMRO N.A. Finance, Inc.
                1.84%, 07/12/02..................  $     699,606
    700,000     American Express Credit Corp.
                1.76%, 08/12/02..................        698,563
    700,000     General Electric Capital Corp.
                1.93%, 07/26/02..................        699,062
    700,000     Nestle Capital Corp.
                1.84%, 07/12/02 (B)..............        699,607
    700,000     Verizon Network Funding Corp.
                1.79%, 07/16/02..................        699,478
                                                   -------------
                                                       3,496,316
                                                   -------------

                COMMUNICATIONS (B) - 3.94%

    700,000     SBC Communications, Inc.
                1.78%, 07/18/02..................        699,412
                                                   -------------

                CONSUMER STAPLES (B) - 3.93%

    700,000     Johnson & Johnson
                1.77%, 08/06/02..................        698,761
                                                   -------------
                TOTAL COMMERCIAL PAPER ..........      4,894,489
                                                   -------------
                (Cost $4,894,489)

MUNICIPAL SECURITIES (D) - 27.47%

                CALIFORNIA - 3.27%

    580,000     California HFA, Home Mortgage Revenue
                Series M
                1.80%, 08/01/19
                Insured: MBIA
                SPA: Bank of America NT & SA.....        580,000
                                                   -------------

                FLORIDA - 7.88%

    700,000     Dade County, Expressway Authority
                1.85%, 07/01/19
                Insured: FGIC
                SPA: FGIC SPI....................        700,000
    700,000     Florida HFC, Series A
                1.80%, 01/01/44
                Insured: MBIA
                SPA: Westdeutsche Landesbank GZ..        700,000
                                                   -------------
                                                       1,400,000
                                                   -------------

                GEORGIA - 3.94%

    700,000     Private Colleges &
                Universities Authority
                Emory University Project, Series B
                1.85%, 11/01/29..................        700,000
                                                   -------------

 PAR VALUE                                             VALUE
-----------                                           -------

                MAINE - 4.50%

$   800,000     Portland, GO, Pension Bonds
                1.85%, 06/01/26
                SPA: Landesbank
                Hessen-Thuringen GZ .............  $     800,000
                                                   -------------

                MINNESOTA - 3.94%

    700,000     Fairview Hospital & Healthcare Services
                Series A
                1.85%, 11/01/15
                Insured: MBIA
                SPA: First Bank..................        700,000
                                                   -------------

                NEW YORK - 3.94%

    700,000     New York State Housing Finance Agency
                66 West 38th Housing, Series B
                1.90%, 11/01/33
                LOC: Bayerische Hypo-und
                Vereinsbank AG                           700,000
                                                   -------------
                TOTAL MUNICIPAL SECURITIES ......      4,880,000
                                                   -------------
                (Cost $4,880,000)

U.S. AGENCY OBLIGATIONS - 15.15%

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 10.11%

    750,000     6.75%, 08/15/02..................        754,514
    800,000     6.38%, 10/15/02..................        808,984
    230,000     6.25%, 11/15/02..................        233,019
                                                   -------------
                                                       1,796,517
                                                   -------------

                FEDERAL HOME LOAN BANK (A) - 2.76%

    350,000     2.00%, 09/18/02..................        348,464
    143,000     2.33%, 09/20/02..................        142,250
                                                   -------------
                                                         490,714
                                                   -------------

                FEDERAL FARM CREDIT BANK - 1.71%

    300,000     6.25%, 10/30/02..................        303,606
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.57%

    100,000     6.25%, 10/15/02..................        101,107
                                                   -------------
                TOTAL U.S. AGENCY OBLIGATIONS ...      2,691,944
                                                   -------------
                (Cost $2,691,944)

CORPORATE NOTES AND BONDS - 9.55%

    745,000     Associates Corp. of North America
                Senior Note
                6.50%, 07/15/02..................        745,691
    250,000     Bank One Corp.
                6.40%, 08/01/02..................        250,930


                       SEE NOTES TO FINANCIAL STATEMENTS.

MONEY MARKET FUND

JUNE 30, 2002 (UNAUDITED)


 PAR VALUE                                             VALUE
-----------                                           -------

CORPORATE NOTES AND BONDS (CONTINUED)

$   700,000     Wells Fargo Bank N.A., Bank Note
                1.78%, 01/21/03 (C)..............  $     700,000
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .      1,696,621
                                                   -------------
                (Cost $1,696,621)

CERTIFICATE OF DEPOSIT (C) - 3.94%

    700,000     National City Bank
                1.76%, 09/24/02..................        700,000
                                                   -------------
                TOTAL CERTIFICATE OF DEPOSIT ....        700,000
                                                   -------------
                (Cost $700,000)

REPURCHASE AGREEMENT - 15.98%

  2,838,000     Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                1.90%, Due 07/01/2002, dated 06/28/2002
                Repurchase Price $2,838,449
                (Collateralized by U.S. Treasury
                Bonds & Notes, 5.00% - 7.25%
                Due 02/15/2003 - 05/15/2030;
                Total Par $2,626,517
                Market Value $2,894,761).........      2,838,000
                                                   -------------
                TOTAL REPURCHASE AGRREMENT.......      2,838,000
                                                   -------------
                (Cost $2,838,000)
TOTAL INVESTMENTS - 99.65%.......................     17,701,054
                                                   -------------
(Cost $17,701,054)
NET OTHER ASSETS AND LIABILITIES - 0.35%.........         61,489
                                                   -------------
NET ASSETS - 100.00%.............................  $  17,762,543
                                                   =============

------------------------------
(A)    Discount yield at time of purchase.
(B) Securities exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. On June 30, 2002, these securities amounted to $2,097,780 or 11.81% of net assets.
(C) Interest rate is reset at various time intervals. The interest rate shown reflects the rate in effect on June 30, 2002.
(D) Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. The interest rate shown reflects the rate in effect on June 30, 2002.
FGIC     Federal Guaranty Insurance Corp.
FGIC SPI FGIC Securities Purchase, Inc.
GO       General Obligation
HFA      Housing Finance Agency
HFC      Housing Finance Corp.
LOC      Letter of Credit
MBIA     Municipal Bond Insurance Association
SPA      Stand-by Purchase Agreement


                       SEE NOTES TO FINANCIAL STATEMENTS.

EQUITY FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)


  SHARES                                               VALUE
 --------                                             -------

COMMON STOCKS - 99.51%

                CONSUMER STAPLES - 27.19%

     15,000     Abbott Laboratories..............  $     564,750
     15,000     Anheuser-Busch Cos., Inc.........        750,000
     25,000     Baxter International, Inc........      1,111,250
     50,000     Cendant Corp.*...................        794,000
     10,000     Forest Laboratories, Inc.*.......        708,000
        300     J.M. Smucker Co. (The)...........         10,239
     25,000     Johnson & Johnson Co.............      1,306,500
     25,000     Kraft Foods, Inc.................      1,023,750
     20,000     Medtronic, Inc...................        857,000
     22,500     Merck & Co., Inc.................      1,139,400
     30,000     PepsiCo, Inc.....................      1,446,000
     40,000     Pfizer, Inc......................      1,400,000
     30,000     Pharmacia Corp...................      1,123,500
     15,000     Procter & Gamble Co..............      1,339,500
     20,000     Tenet Healthcare Corp.*..........      1,431,000
     10,000     Teva Pharmaceutical
                Industries, Ltd., ADR............        667,800
      8,000     Wellpoint Health Networks, Inc.*.        622,480
                                                   -------------
                                                      16,295,169
                                                   -------------

                FINANCE - 17.74%

     30,000     AFLAC, Inc.......................        960,000
     20,000     American International Group, Inc.     1,364,600
     32,500     Citigroup, Inc...................      1,259,375
      8,000     Fannie Mae.......................        590,000
     15,000     Goldman Sachs Group, Inc.........      1,100,250
     25,000     Mellon Financial Corp............        785,750
     40,000     Morgan (J.P.) Chase & Co.........      1,356,800
     27,500     National City Corp...............        914,375
     45,000     U.S. Bancorp.....................      1,050,750
     25,000     Wells Fargo & Co.................      1,251,500
                                                   -------------
                                                      10,633,400
                                                   -------------

                INDUSTRIAL - 14.69%

     10,000     3M Co............................      1,230,000
     25,000     Celestica, Inc.*.................        567,750
     60,000     Flextronics International, Ltd.*.        427,800
     65,000     General Electric Co..............      1,888,250
     15,000     Illinois Tool Works, Inc.........      1,024,500
     12,000     L-3 Communications Holdings, Inc.*       648,000
     15,000     Maxim Integrated Products, Inc.*.        574,950
      3,500     Northrop Grumman Corp............        437,500
     20,000     Raytheon Co......................        815,000
     17,500     United Technologies Corp.........      1,188,250
                                                   -------------
                                                       8,802,000
                                                   -------------

                TECHNOLOGY - 13.40%

     30,000     Applied Materials, Inc.*.........        570,600
     27,500     Automatic Data Processing, Inc...      1,197,625
     20,000     Electronic Data Systems Corp.....        743,000
     15,000     Genentech, Inc.*.................        502,500
     10,000     IBM Corp.........................        720,000

  SHARES                                               VALUE
 --------                                             -------

                TECHNOLOGY (CONTINUED)

     30,000     Intel Corp.......................  $     548,100
     10,000     KLA-Tencorp Corp.*...............        439,900
     35,000     Microsoft Corp.*.................      1,914,500
     20,000     Siebel Systems, Inc.*............        284,400
     22,000     Teradyne, Inc.*..................        517,000
     25,000     Texas Instruments, Inc...........        592,500
                                                   -------------
                                                       8,030,125
                                                   -------------

                ENERGY - 11.27%

     20,000     Baker Hughes, Inc................        665,800
     30,000     BP Plc, ADR......................      1,514,700
     50,000     Conoco, Inc......................      1,390,000
     22,500     El Paso Corp.....................        463,725
     20,000     Kerr-McGee Corp..................      1,071,000
     30,000     National-Oilwell, Inc.*..........        631,500
     22,500     Noble Corp.*.....................        868,500
     25,000     Williams Cos., Inc...............        149,750
                                                   -------------
                                                       6,754,975
                                                   -------------

                COMMUNICATIONS - 7.65%

     50,000     American Tower Corp., Class A*...        172,500
     50,000     Cisco Systems, Inc.*.............        697,500
     45,000     Disney (Walt) Co.................        850,500
     35,000     EchoStar Communications Corp.
                Class A*.........................        649,600
     75,000     Liberty Media Corp., Series A*...        750,000
     40,000     Nokia Corp., ADR.................        579,200
     20,000     Viacom, Inc., Class B*...........        887,400
                                                   -------------
                                                       4,586,700
                                                   -------------

                CONSUMER CYCLICAL - 7.57%

     28,400     Bed, Bath & Beyond, Inc.*........      1,071,816
     28,000     Costco Wholesale Corp.*..........      1,081,360
     35,000     CVS Corp.........................      1,071,000
     17,500     Home Depot, Inc..................        642,775
     40,000     Office Depot, Inc.*..............        672,000
                                                   -------------
                                                       4,538,951
                                                   -------------
                TOTAL COMMON STOCKS .............     59,641,320
                                                   -------------
                (Cost $62,995,751)

CONVERTIBLE PREFERRED STOCK - 0.52%

     25,000     Williams Cos., 9.00%.............        314,500
                                                   -------------
                TOTAL CONVERTIBLE PREFERRED STOCK        314,500
                                                   -------------
                (Cost $625,000)
TOTAL INVESTMENTS - 100.03%......................     59,955,820
                                                   -------------
(Cost $63,620,751)
NET OTHER ASSETS AND LIABILITIES - (0.03)%.......        (19,068)
                                                   -------------
NET ASSETS - 100.00%.............................  $  59,936,752
                                                   =============

---------------------------------
*      Non-income producing security.
ADR    American Depositary Receipt


                       SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH AND INCOME FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)


  SHARES                                               VALUE
 --------                                             -------

COMMON STOCKS - 100.51%


                FINANCE - 22.47%

      3,150     ACE, Ltd.........................  $      99,540
      3,500     AFLAC, Inc.......................        112,000
      2,150     American International Group, Inc.       146,695
      3,000     Bank of America Corp.............        211,080
      5,000     Bank One Corp....................        192,400
      1,400     CIGNA Corp.......................        136,388
      5,200     Citigroup, Inc...................        201,500
      2,400     Countrywide Credit Industries, Inc.      115,800
      3,600     Lincoln National Corp............        151,200
      4,625     Morgan (J.P.) Chase & Co.........        156,880
      4,000     UnumProvident Corp...............        101,800
      4,400     Wells Fargo & Co.................        220,264
                                                   -------------
                                                       1,845,547
                                                   -------------

                CONSUMER STAPLES - 16.45%

      3,300     Anheuser-Busch Cos., Inc.........        165,000
      2,650     Avery Dennison Corp..............        166,287
      2,200     Bristol-Myers Squibb Co..........         56,540
      6,400     HEALTHSOUTH Corp.*...............         81,856
      3,250     Johnson & Johnson Co.............        169,845
      2,400     Merck & Co., Inc.................        121,536
      3,100     PepsiCo, Inc.....................        149,420
      2,400     Pfizer, Inc......................         84,000
      5,020     Pharmacia Corp...................        187,999
      3,300     Wyeth............................        168,960
                                                   -------------
                                                       1,351,443
                                                   -------------

                TECHNOLOGY - 12.16%

      6,350     Avnet, Inc.......................        139,637
      8,050     BMC Software, Inc.*..............        133,630
      2,850     Computer Sciences Corp.*.........        136,230
      3,800     Electronic Data Systems Corp.....        141,170
      9,260     Hewlett-Packard Co...............        141,493
      2,550     IBM Corp.........................        183,600
      5,200     Texas Instruments, Inc...........        123,240
                                                   -------------
                                                         999,000
                                                   -------------

                INDUSTRIAL - 11.23%

      1,700     3M Co............................        209,100
      5,500     General Electric Co..............        159,775
      4,200     Honeywell International, Inc.....        147,966
      2,400     Raytheon Co......................         97,800
      3,000     United Technologies Corp.........        203,700
      4,000     Waste Management, Inc............        104,200
                                                   -------------
                                                         922,541
                                                   -------------

  SHARES                                               VALUE
 --------                                             -------

                COMMUNICATIONS - 10.60%

      4,000     AT&T Corp........................  $      42,800
      4,200     Cisco Systems, Inc.*.............         58,590
      4,450     Disney (Walt) Co.................         84,105
      4,800     Harris Corp......................        173,952
      8,950     Motorola, Inc....................        129,059
      1,050     Omnicom Group, Inc...............         48,090
      4,100     SBC Communications, Inc..........        125,050
      3,000     Verizon Communications, Inc......        120,450
      2,000     Viacom, Inc., Class B*...........         88,740
                                                   -------------
                                                         870,836
                                                   -------------

                ENERGY - 10.36%

      4,950     Baker Hughes, Inc................        164,786
      3,600     BP Plc, ADR......................        181,764
      5,000     Exxon Mobil Corp.................        204,600
      1,800     Kerr-McGee Corp..................         96,390
      1,450     Phillips Petroleum Co............         85,376
      3,800     Transocean Sedco Forex, Inc......        118,370
                                                   -------------
                                                         851,286
                                                   -------------

                CONSUMER CYCLICAL - 10.01%

      6,000     Circuit City Stores-Circuit
                City Group ......................        112,500
      6,050     Ford Motor Co....................         96,800
      5,000     Lowe's Cos., Inc.................        227,000
      4,550     McDonald's Corp..................        129,447
      3,650     Sherwin-Williams Co..............        109,244
      7,500     Staples, Inc.*...................        147,750
                                                   -------------
                                                         822,741
                                                   -------------

                BASIC MATERIALS - 4.57%

      4,900     CenturyTel, Inc..................        144,550
      5,150     Pall Corp........................        106,862
      2,000     PPG Industries, Inc..............        123,800
                                                   -------------
                                                         375,212
                                                   -------------

                TRANSPORTATION - 2.66%

      2,300     British Airways Plc, ADR*........         65,895
      5,100     Burlington Northern Santa Fe Corp.       153,000
                                                   -------------
                                                         218,895
                                                   -------------
                TOTAL COMMON STOCKS .............      8,257,501
                                                   -------------
                (Cost $8,726,671)
TOTAL INVESTMENTS - 100.51%......................      8,257,501
                                                   -------------
(Cost $8,726,671)
NET OTHER ASSETS AND LIABILITIES - (0.51)%.......        (41,743)
                                                   -------------
NET ASSETS - 100.00%.............................  $   8,215,758
                                                   =============

---------------------------------
*       Non-income producing security.
ADR     American Depositary Receipt


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)


  SHARES                                               VALUE
 --------                                             -------

COMMON STOCKS - 92.96%


                CONSUMER STAPLES - 24.21%

        970     Accredo Health, Inc.*............  $      44,756
        900     Administaff, Inc.*...............          9,000
      1,700     American Healthways, Inc.*.......         30,260
      1,000     American Medical Systems
                Holdings, Inc.*..................         20,060
        900     Amsurg Corp.*....................         23,634
      1,700     AVANIR Pharmaceuticals, Class A*.          2,210
        870     Bright Horizon Family Solutions, Inc.*    28,806
      1,300     Bruker Daltonics, Inc.*..........          5,135
        600     Cell Genesys, Inc.*..............          8,093
        620     Charles River Associates, Inc.*..         12,425
        500     Charles River Laboratories
                International, Inc.*.............         17,525
        110     Closure Medical Corp.*...........          1,540
        500     Corporate Executives Board Co.*..         17,125
        800     CV Therapeutics, Inc.*...........         14,896
        200     Education Management, Inc.*......          8,146
        800     Endocardial Solutions, Inc.*.....          6,072
      1,700     Endocare, Inc.*..................         22,457
        700     Exult, Inc.*.....................          4,550
      1,600     First Horizon Pharmaceutical Corp.*       33,104
        550     FirstService Corp.*..............         13,899
        800     Green Mountain Coffee, Inc.*.....         16,968
        475     Haemonetics Corp.*...............         13,870
      4,440     Hooper Holmes, Inc...............         35,520
        400     IDEXX Laboratories, Inc.*........         10,316
      1,000     Inhale Therapeutic Systems, Inc.*          9,930
        700     Integra LifeSciences Holdings Corp.*      15,225
        800     InterMune, Inc.*.................         16,880
      1,400     Isis Pharmaceuticals, Inc.*......         13,314
      1,130     Kroll, Inc.*.....................         23,707
        400     LCA-Vision, Inc.*................            420
      1,430     Lifecore Biomedical, Inc.*.......         16,216
        380     LifePoint Hospitals, Inc.*.......         13,798
      1,000     Martek Biosciences Corp.*........         20,920
      1,400     Medarex, Inc.*...................         10,388
      1,320     Neopharm, Inc.*..................         16,592
      1,000     Neose Technologies, Inc.*........         10,900
        500     Neurocrine Biosciences, Inc.*....         14,325
        700     Odyssey HealthCare, Inc.*........         25,151
      1,090     On Assignment, Inc.*.............         19,402
        800     Orthodontic Centers of America, Inc.*     18,440
      1,700     Pain Therapeutics, Inc.*.........         14,212
        600     Performance Food Group Co.*......         20,316
        707     Province Healthcare Co.*.........         15,809
        610     Rent-A-Center, Inc.*.............         35,386
      1,330     Source Information Management Co.*         7,315
        500     Sourcecorp, Inc. *...............         13,250
        500     SurModics, Inc.*.................         12,995
        800     Sylvan Learning Systems, Inc.*...         15,952
        700     Taro Pharmaceutical Industries*..         17,164
      1,760     Thoratec Laboratories Corp.*.....         15,822
        900     Transkaryotic Therapies, Inc.*...         32,445
      1,500     Visx, Inc.*......................         16,350

  SHARES                                               VALUE
 --------                                             -------

                CONSUMER STAPLES (CONTINUED)

      1,000     Watson Wyatt & Co. Holdings*.....  $      24,220
      1,000     Wright Medical Group, Inc.*......         20,160
        400     Zoll Medical Corp.*..............         13,012
                                                   -------------
                                                         920,383
                                                   -------------

                CONSUMER CYCLICAL - 22.31%

        300     Aeropostale, Inc.*...............          8,211
        600     AFC Enterprises, Inc.*...........         18,750
      5,010     American Classic Voyages Co.*....              5
      1,200     Asbury Automotive Group, Inc.*...         16,320
      1,630     Bally Total Fitness Holding Corp.*        30,497
        200     Beazer Homes USA, Inc.*..........         16,000
        300     Brookstone, Inc.*................          5,322
      1,600     Buca, Inc.*......................         30,480
      1,700     Callaway Golf Co.................         26,928
      2,300     Charming Shoppes, Inc.*..........         19,872
      1,300     Clayton Homes, Inc...............         20,540
        700     Cost Plus, Inc.*.................         21,321
      1,700     Daisytek International Corp.*....         28,832
        600     Electronics Boutique Holdings Corp.*      17,580
      1,100     Extended Stay America, Inc.*.....         17,842
      1,000     Frontier Airlines, Inc.*.........          8,130
        400     Gart Sports Co.*.................         11,396
      1,700     Gymboree Corp.*..................         27,234
        700     HOT Topic, Inc.*.................         18,697
      1,460     InterTAN, Inc.*..................         16,279
        300     Meritage, Corp.*.................         13,695
        500     Nautilus Group, Inc.*............         15,300
      1,000     O'Charley's, Inc.*...............         25,300
        800     P.F. Chang's China Bistro, Inc.*.         25,136
        500     Panera Bread Co., Class A*.......         17,235
      1,200     Petco Animal Supplies, Inc.*.....         29,892
      1,700     PETsMART, Inc.*..................         27,268
      1,400     Pier 1 Imports, Inc..............         29,400
        260     Polaris Industries, Inc..........         16,900
        400     Polycom, Inc.*...................          4,796
        775     Rare Hospitality International, Inc.*     20,863
        550     ScanSource, Inc.*................         33,776
      1,300     Scientific Games Corp., Class A*.         10,322
      1,100     SkyWest, Inc.....................         25,729
        700     Sonic Corp.*.....................         21,987
      1,300     Station Casinos, Inc.*...........         23,205
        800     Too, Inc.*.......................         24,640
        700     Tweeter Home Entertainment
                Group, Inc.*.....................         11,438
      1,000     Ultimate Electronics, Inc.*......         25,910
      1,400     United Stationers, Inc.*.........         42,560
      2,340     Watsco, Inc......................         42,705
                                                   -------------
                                                         848,293
                                                   -------------

                INDUSTRIAL - 16.62%

      1,200     Applied Films Corp.*.............         13,392
        800     Armor Holdings, Inc.*............         20,400
      1,024     Brooks-PRI Automation, Inc.*.....         26,173


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY GROWTH FUND

JUNE 30, 2002 (UNAUDITED)


  SHARES                                               VALUE
 --------                                             -------

                INDUSTRIAL (CONTINUED)

      2,800     Crown Cork & Seal Co., Inc.*.....  $      19,180
        600     Cummins, Inc.....................         19,860
        475     CUNO, Inc.*......................         17,186
        600     Cymer, Inc.*.....................         21,024
        600     FEI Co.*.........................         14,706
      1,800     Genesee & Wyoming, Inc., Class A*         40,608
        100     Global Power Equipment Group, Inc.*          990
        600     Graco, Inc.......................         15,084
      2,310     Heartland Express, Inc.*.........         55,278
      1,533     HEICO Corp., Class A.............         17,170
      3,146     Identix, Inc.*...................         22,963
        700     Integrated Defense Technology, Inc.*      20,601
        600     Itron, Inc.*.....................         15,738
      1,350     Knight Transportation, Inc.*.....         31,307
      1,300     LeCroy Corp.*....................         15,470
      1,300     Maverick Tube Corp.*.............         19,500
        500     MTC Technologies, Inc.*..........          9,500
      2,000     NS Group, Inc.*..................         19,100
      3,660     PCD, Inc.*.......................          2,013
        670     Photon Dynamics, Inc.*...........         20,100
      1,580     Presstek, Inc.*..................          6,320
        600     Stericycle, Inc.*................         21,246
      1,400     Swift Transportation Co., Inc.*..         32,620
      1,580     Titan Corp.*.....................         28,898
      1,170     TRC Cos., Inc.*..................         24,044
        800     UTI Worldwide, Inc...............         15,816
      2,500     Viisage Technology, Inc.*........         12,300
      1,060     Waste Connections, Inc.*.........         33,114
                                                   -------------
                                                         631,701
                                                   -------------

                TECHNOLOGY - 13.32%

      1,480     ADE Corp.*.......................         16,946
        800     Advent Software, Inc.*...........         20,560
        500     ANSYS, Inc.*.....................         10,050
        800     Anteon International Corp.*......         20,224
        700     Aspen Technology, Inc.*..........          5,838
        900     August Technology Corp.*.........          8,901
        600     Concurrent Computer Corp.*.......          2,790
      2,000     Convansys Corp.*.................         11,240
        300     Documentum, Inc.*................          3,600
        660     DuPont Photomasks, Inc.*.........         21,437
        990     eRoom System Technologies, Inc.*.            886
        330     FactSet Research Systems, Inc....          9,824
      1,030     Forrester Research, Inc.*........         19,981
      1,100     HPL Technologies, Inc.*..........         16,566
      1,000     Hyperion Solutions Corp.*........         18,237
        900     Intercept, Inc.*.................         18,648
        496     Intersil Corp., Class A*.........         10,604
        600     JDA Software Group, Inc.*........         16,956
      2,260     Kopin Corp.*.....................         14,916
      1,200     Manhattan Associates, Inc.*......         38,592
      1,130     National Instruments Corp.*......         36,793
      1,200     O2Micro International, Ltd.*.....         12,420
      2,700     OAK Technology, Inc.*............         12,231
      1,200     PDF Solutions, Inc.*.............          8,772

  SHARES                                               VALUE
 --------                                             -------

                TECHNOLOGY (CONTINUED)

      1,320     Photronics, Inc.*................  $      25,001
      1,300     Pioneer Standard Electronics, Inc.        13,507
         20     ProBusiness Services, Inc.*......            291
        700     Rudolph Technologies, Inc.*......         17,451
      1,700     SeaChange International, Inc.*...         14,926
      1,622     SPSS, Inc.*......................         25,206
        100     SRA International Inc., Class A*.          2,698
      1,500     Therma-Wave, Inc.*...............         17,085
        980     Varian Semiconductor Equipment*..         33,251
                                                   -------------
                                                         506,428
                                                   -------------

                ENERGY - 7.21%

      1,200     Arch Coal, Inc...................         27,252
      1,400     Brigham Exploration Co.*.........          5,950
      1,000     Brown (Tom), Inc.*...............         28,350
        370     Evergreen Resources, Inc.*.......         15,725
      2,000     Global Industries, Ltd.*.........         13,980
      1,500     Key Energy Services, Inc.*.......         15,750
        800     Massey Energy Co.................         10,160
        700     Patterson-UTI Energy, Inc.*......         19,761
        700     Peabody Energy Corp..............         19,810
      3,300     PetroQuest Energy, Inc.*.........         18,381
      1,400     Remington Oil & Gas Corp.*.......         27,888
        720     St. Mary Land & Exploration Co...         17,229
        600     Swift Energy Co.*................          9,474
        700     Western Gas Resources, Inc.......         26,180
        892     XTO Energy, Inc..................         18,375
                                                   -------------
                                                         274,265
                                                   -------------

                COMMUNICATIONS - 5.15%

      1,260     Aeroflex, Inc.*..................          8,757
        460     AirGate Pcs, Inc.*...............            460
      1,200     Chordiant Software, Inc.*........          2,340
      1,600     Freemarkets, Inc.*...............         22,608
      2,400     iManage, Inc.*...................          8,040
        700     Lin TV Corp., Class A*...........         18,928
      1,100     MatrixOne, Inc.*.................          6,611
        700     Metro One Telecommunications, Inc.*        9,772
        455     Net.B@nk, Inc.*..................          5,301
      2,300     Radio One, Inc., Class D*........         34,201
      1,000     SafeNet, Inc.*...................         13,940
      3,700     Secure Computing Corp.*..........         27,935
        470     Tollgrade Communcations, Inc.*...          6,895
      1,700     TriZetto Group, Inc.*............         14,535
        700     West Corp.*......................         15,442
                                                   -------------
                                                         195,765
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY GROWTH FUND

JUNE 30, 2002 (UNAUDITED)


  SHARES                                               VALUE
 --------                                             -------

                FINANCE - 4.14%

        600     East-West Bancorp, Inc...........  $      20,712
      1,390     Hibernia Corp., Class A..........         27,508
        700     Philadelphia Consolidated Holding
                Corp.* ..........................         31,738
        500     UCBH Holdings, Inc...............         19,005
        800     Webster Financial Corp...........         30,592
        700     Westamerica Bancorp..............         27,692
                                                   -------------
                                                         157,247
                                                   -------------
                TOTAL COMMON STOCKS .............      3,534,082
                                                   -------------
                (Cost $3,894,958)

 PAR VALUE                                             VALUE
-----------                                           -------

REPURCHASE AGREEMENT - 7.21%

 $  274,000     Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                1.90%, Due 07/01/2002, dated 06/28/2002
                Repurchase Price $274,043
                (Collateralized by U.S. Treasury
                Bonds & Notes, 5.00% - 7.25%
                Due 02/15/2003 - 05/15/2030;
                Total Par $253,582
                Market Value $279,480)...........  $     274,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......        274,000
                                                   -------------
                (Cost $274,000)
TOTAL INVESTMENTS - 100.17%......................      3,808,082
                                                   -------------
(Cost $4,168,958)
NET OTHER ASSETS AND LIABILITIES  - (0.17)%......         (6,311)
                                                   -------------
NET ASSETS - 100.00%.............................  $   3,801,771
                                                   =============

---------------------------------
*      Non-income producing security.


                       SEE NOTES TO FINANCIAL STATEMENTS.

COLUMBIA REAL ESTATE EQUITY FUND II

PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)


  SHARES                                               VALUE
 --------                                             -------

COMMON STOCKS - 98.07%


                REAL ESTATE - 88.11%

        875     Alexandria Real Estate
                Equities, Inc. ..................  $      43,172
        800     AMB Property Corp................         24,800
        900     Apartment Investment &
                Management Co....................         44,280
      1,250     Archstone-Smith Trust............         33,375
        800     AvalonBay Communities, Inc.......         37,360
        925     Boston Properties, Inc...........         36,954
        675     Camden Property Trust............         24,995
      1,325     CarrAmerica Realty Corp..........         40,876
        700     CBL & Associates Properties, Inc.         28,350
        275     CenterPoint Properties Corp......         15,953
        600     Chelsea Property Group, Inc......         20,070
      2,700     Cousins Properties, Inc..........         66,852
      2,521     Equity Office Properties Trust...         75,882
      1,000     Equity Residential Properties Trust       28,750
      1,500     General Growth Properties, Inc...         76,500
      2,200     Host Marriott Corp...............         24,860
      2,200     iStar Financial, Inc.............         62,700
        862     Kimco Realty Corp................         28,868
        475     Liberty Property Trust...........         16,625
        475     Pan Pacific Retail Properties, Inc.       16,235
        525     Prentiss Properties Trust........         16,669
      2,665     ProLogis Trust...................         69,290
        975     Public Storage, Inc..............         36,173
      1,525     Reckson Associates Realty Corp...         37,973
      1,850     Simon Property Group, Inc........         68,154
        900     St. Joe (The) Co.................         27,018
      3,025     Trizec Properties, Inc...........         51,002
      1,600     United Dominion Realty Trust, Inc.        25,200
      1,500     Vornado Realty Trust.............         69,300
                                                   -------------
                                                       1,148,236
                                                   -------------

                BASIC MATERIALS - 9.65%

        500     Bowater, Inc.....................         27,185
        900     International Paper Co...........         39,222
      1,309     Plum Creek Timber Co., Inc.......         40,186
        300     Weyerhaeuser Co..................         19,155
                                                   -------------
                                                         125,748
                                                   -------------

                CONSUMER CYCLICAL - 0.31%

        125     Starwood Hotels & Resorts
                Worldwide, Inc...................          4,111
                                                   -------------
                TOTAL COMMON STOCKS .............      1,278,095
                                                   -------------
                (Cost $1,107,112)

  SHARES                                               VALUE
 --------                                             -------

INVESTMENT COMPANY - 2.55%

     33,268     J.P. Morgan U.S. Government Money
                Market Fund......................  $      33,268
                                                   -------------
                TOTAL INVESTMENT COMPANY ........         33,268
                                                   -------------
                (Cost $33,268)
TOTAL INVESTMENTS - 100.62%......................      1,311,363
                                                   -------------
(Cost $1,140,380)
NET OTHER ASSETS AND LIABILITIES  - (0.62)%......         (8,115)
                                                   -------------
NET ASSETS - 100.00%.............................  $   1,303,248
                                                   =============


                       SEE NOTES TO FINANCIAL STATEMENTS.

ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)


  SHARES                                               VALUE
 --------                                             -------

COMMON STOCKS - 50.23%


                CONSUMER STAPLES - 12.86%

      6,000     Baxter International, Inc........  $     266,700
      7,000     Cardinal Health, Inc.............        429,870
     15,000     Forest Laboratories, Inc.*.......      1,062,000
      7,000     Johnson & Johnson Co.............        365,820
     19,000     Kraft Foods, Inc., Class A.......        778,050
     15,000     Medtronic, Inc...................        642,750
     12,000     Merck & Co., Inc.................        607,680
     23,000     PepsiCo, Inc.....................      1,108,600
     32,000     Pfizer, Inc......................      1,120,000
      5,000     Pharmacia Corp...................        187,250
      5,000     Procter & Gamble Co..............        446,500
      7,500     Wellpoint Health Networks, Inc.*.        583,575
                                                   -------------
                                                       7,598,795
                                                   -------------

                FINANCE - 9.23%

     17,000     American International Group, Inc.     1,159,910
      4,000     Bank of America Corp.............        281,440
     20,000     Bank of New York Co., Inc........        675,000
     35,000     Citigroup, Inc...................      1,356,250
      5,000     Fannie Mae.......................        368,750
      5,000     Merrill Lynch & Co., Inc.........        202,500
     19,500     Morgan (J.P.) Chase & Co.........        661,440
     15,000     Wells Fargo & Co.................        750,900
                                                   -------------
                                                       5,456,190
                                                   -------------

                TECHNOLOGY - 8.51%

     12,000     Analog Devices, Inc.*............        356,400
     28,000     Applied Materials, Inc.*.........        532,560
     12,000     Dell Computer Corp.*.............        313,680
     10,000     Electronic Data Systems Corp.....        371,500
     40,000     EMC Corp.*.......................        302,000
     10,000     First Data Corp..................        372,000
     25,000     Flextronics International, Ltd.*.        178,250
     22,000     Intel Corp.......................        401,940
      8,000     IBM Corp.........................        576,000
     21,000     Microsoft Corp.*.................      1,148,700
     20,000     Texas Instruments, Inc...........        474,000
                                                   -------------
                                                       5,027,030
                                                   -------------

                ENERGY - 5.51%

      3,000     BP Plc, ADR......................        151,470
     13,000     Conoco, Inc......................        361,400
     20,000     Exxon Mobil Corp.................        818,400
      8,000     Kerr-McGee Corp..................        428,400
     10,000     Noble Corp.*.....................        386,000
     14,000     Smith International, Inc.*.......        954,660
     26,000     Williams Cos., Inc...............        155,740
                                                   -------------
                                                       3,256,070
                                                   -------------

  SHARES                                               VALUE
 --------                                             -------

                INDUSTRIAL - 5.40%

      6,500     3M Co............................  $     799,500
     29,000     General Electric Co..............        842,450
      9,000     Illinois Tool Works, Inc.........        614,700
      8,000     Raytheon Co......................        326,000
      9,000     United Technologies Corp.........        611,100
                                                   -------------
                                                       3,193,750
                                                   -------------

                COMMUNICATIONS - 4.51%

     20,000     AOL Time Warner, Inc.*...........        294,200
     40,000     Cisco Systems, Inc.*.............        558,000
     26,000     Comcast Corp., Class A*..........        619,840
     14,000     Disney (Walt) Co.................        264,600
     16,000     SBC Communications, Inc..........        488,000
     10,000     Viacom, Inc., Class B*...........        443,700
                                                   -------------
                                                       2,668,340
                                                   -------------

                CONSUMER CYCLICAL - 4.21%

     25,000     CVS Corp.........................        765,000
     23,000     Home Depot, Inc..................        844,790
     23,000     Target Corp......................        876,300
                                                   -------------
                                                       2,486,090
                                                   -------------
                TOTAL COMMON STOCKS .............     29,686,265
                                                   -------------
                (Cost $32,040,974)
 PAR VALUE
-----------

CORPORATE NOTES AND BONDS - 20.13%

 $  250,000     3M Co., Debenture
                6.38%, 02/15/28..................        240,052
    500,000     AIG SunAmerica Global Financing
                Senior Note
                5.20%, 05/10/04 (C)..............        517,075
    250,000     AOL Time Warner, Inc.
                6.88%, 05/01/12..................        230,961
     75,000     AOL Time Warner, Inc.
                6.95%, 01/15/28..................         61,333
     75,000     AOL Time Warner, Inc.
                7.63%, 04/15/31..................         65,845
    100,000     Bae Systems Holdings, Inc.
                6.40%, 12/15/11 (C)..............        101,374
    100,000     Baker Hughes, Inc.
                6.88%, 01/15/29..................        102,091
    175,000     Bank of America Corp.
                7.80%, 02/15/10..................        196,113
    100,000     Bank One Corp.
                7.88%, 08/01/10..................        113,613
    250,000     Becton Dickinson & Co.
                7.15%, 10/01/09..................        272,501
    100,000     Becton Dickinson & Co., Debenture
                7.00%, 08/01/27..................        104,423
    250,000     Black & Decker Corp., Senior Note
                7.13%, 06/01/11..................        267,486


                       SEE NOTES TO FINANCIAL STATEMENTS.

ASSET ALLOCATION FUND

JUNE 30, 2002 (UNAUDITED)


 PAR VALUE                                             VALUE
-----------                                           -------

CORPORATE NOTES AND BONDS (CONTINUED)

 $  150,000     Boeing Capital Corp., Senior Note
                5.75%, 02/15/07..................  $     155,810
    200,000     Burlington Northern Santa Fe Corp.
                Debenture
                6.88%, 02/15/16..................        212,939
    225,000     Caterpillar Financial Services Corp.
                6.88%, 08/01/04..................        239,187
     25,000     Cendant Corp.
                6.88%, 08/15/06..................         25,166
    200,000     Coastal Corp.
                7.50%, 08/15/06..................        203,829
    115,000     Coca-Cola Enterprises
                6.95%, 11/15/26..................        119,334
    300,000     Colgate-Palmolive Co., Series C, MTN
                5.27%, 12/01/03..................        309,025
    100,000     Conagra Foods, Inc.
                6.75%, 09/15/11..................        105,702
    200,000     Conoco, Inc.
                6.95%, 04/15/29..................        205,023
    150,000     Costco Wholesale Corp., Senior Note
                5.50%, 03/15/07..................        154,839
    250,000     Cox Communications, Inc.
                7.75%, 11/01/10..................        238,140
    125,000     Devon Energy Corp.
                7.95%, 04/15/32..................        134,862
    350,000     Disney (Walt) Co.
                4.50%, 09/15/04..................        353,802
    150,000     Dominion Resources, Inc., Series B
                7.63%, 07/15/05..................        162,769
    100,000     First Union National Bank
                Subordinated Note, Bank Note
                7.80%, 08/18/10..................        112,101
    150,000     Ford Motor Credit Co.
                7.25%, 10/25/11..................        150,972
     25,000     Ford Motor Credit Co.
                7.45%, 07/16/31..................         23,337
    250,000     Gannett Co., Inc.
                5.50%, 04/01/07..................        257,374
    250,000     General Electric Capital Corp.
                7.50%, 06/05/03..................        261,573
    125,000     General Motors Acceptance Corp.
                7.25%, 03/02/11..................        127,828
     50,000     General Motors Acceptance Corp.
                8.00%, 11/01/31..................         51,284
    100,000     Household Finance Corp.
                6.38%, 10/15/11..................         95,828
    100,000     IBM Corp., Debenture
                6.22%, 08/01/27..................        105,699
    200,000     Illinois Tool Works, Inc.
                5.75%, 03/01/09..................        204,269
     50,000     Indiana Michigan Power, Series A
                6.88%, 07/01/04..................         52,687
    125,000     Indiana Michigan Power, Series C
                6.13%, 12/15/06..................        127,886
    125,000     International Paper Co.
                8.13%, 07/08/05 (C)..............        137,548
    200,000     Johnson & Johnson Co., Debenture
                6.95%, 09/01/29..................        218,582

 PAR VALUE                                             VALUE
-----------                                           -------

CORPORATE NOTES AND BONDS (CONTINUED)

 $  100,000     Kellogg Co., Series B
                6.60%, 04/01/11..................  $     105,030
    100,000     Kellogg Co., Series B
                7.45%, 04/01/31..................        110,249
    100,000     Kerr-McGee Corp.
                7.88%, 09/15/31..................        110,205
    100,000     Marathon Oil Corp.
                6.00%, 07/01/12..................         99,071
    100,000     May Department Stores Co.
                7.45%, 10/15/16..................        111,547
    195,000     McDonald's Corp., Series E, MTN
                5.95%, 01/15/08..................        206,851
    350,000     McDonald's Corp., Series G, MTN
                5.75%, 03/01/12..................        355,015
    200,000     Morgan (J.P.) Chase & Co.
                5.35%, 03/01/07..................        202,688
    125,000     Morgan Stanley Dean Witter & Co.
                6.10%, 04/15/06..................        130,379
    250,000     National Rural Utilities
                Cooperative Finance Corp.
                7.38%, 02/10/03..................        256,845
    100,000     Norfolk Southern Corp., Senior Note
                7.25%, 02/15/31..................        103,932
     30,000     Oncor Electric Delivery
                6.38%, 05/01/12..................         30,880
    100,000     Parker-Hannifin Corp.
                7.30%, 05/15/11..................        103,394
    250,000     PepsiCo, Inc., MTN
                5.75%, 01/15/08..................        265,082
    200,000     Phillips Petroleum Co., Debenture
                9.38%, 02/15/11..................        244,941
    250,000     Potomac Electric Power Co
                First Mortgage
                6.50%, 09/15/05..................        263,889
    250,000     Potomac Electric Power Co
                First Mortgage
                6.25%, 10/15/07..................        262,553
    200,000     Public Service Electric & Gas
                Series A, MTN
                7.19%, 09/06/02..................        201,677
    150,000     Qwest Corp.
                7.63%, 06/09/03 (C)..............        138,750
    250,000     SBC Communications, Inc.
                5.88%, 02/01/12..................        250,167
     25,000     Sears Roebuck Acceptance Corp.
                7.00%, 06/01/32..................         24,021
     30,000     Southern Power Co.
                6.25%, 07/15/12 (C)..............         30,140
     60,000     SunTrust Bank of Central Florida
                Subordinated Note
                6.90%, 07/01/07..................         65,544
    250,000     Sysco Corp.
                7.25%, 04/15/07..................        276,157
     75,000     Sysco Corp., Debenture
                6.50%, 08/01/28..................         75,136
    150,000     Target Corp.
                5.95%, 05/15/06..................        157,655


                       SEE NOTES TO FINANCIAL STATEMENTS.

ASSET ALLOCATION FUND

JUNE 30, 2002 (UNAUDITED)


 PAR VALUE                                             VALUE
-----------                                           -------

CORPORATE NOTES AND BONDS (CONTINUED)

 $  200,000     Tele-Communication, Inc., Senior Note
                7.25%, 08/01/05..................  $     200,358
     50,000     U.S. Bank N.A., Subordinated Note
                6.38%, 08/01/11..................         52,038
    250,000     Unilever Capital Corp.
                6.75%, 11/01/03..................        262,819
    100,000     Union Oil Co. of California, MTN
                6.70%, 10/15/07..................        106,357
    150,000     Wal-Mart Stores, Inc.
                7.55%, 02/15/30..................        172,961
    100,000     Weyerhaeuser Co.
                6.00%, 08/01/06..................        102,614
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .     11,899,207
                                                   -------------
                (Cost $11,495,252)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 15.38%


                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.61%

    239,867     6.12%, 10/01/08, Pool # 380999...        252,460
    100,000     6.38%, 06/15/09..................        108,321
    156,217     7.50%, 09/01/15, Pool # 552002...        165,346
    435,703     6.00%, 04/01/16, Pool # 577334...        445,234
    182,292     5.50%, 05/01/16, Pool # 357124...        182,748
    200,000     6.25%, 05/15/29..................        200,433
    108,623     7.50%, 02/01/30, Pool # 531745...        114,088
    106,420     8.00%, 04/01/30, Pool # 534220...        113,038
     14,032     8.00%, 04/01/30, Pool # 536553...         14,904
    134,186     8.00%, 05/01/30, Pool # 534205...        142,530
    250,000     7.25%, 05/15/30..................        285,594
    296,148     6.00%, 07/01/31, Pool # 594716...        295,870
    592,092     7.00%, 07/01/31, Pool # 596213...        614,110
    488,766     7.50%, 07/01/31, Pool # 253929...        513,357
    450,126     6.50%, 08/01/31, Pool # 595999...        459,691
                                                   -------------
                                                       3,907,724
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.50%

    200,000     6.25%, 07/15/04..................        212,871
    150,000     5.25%, 01/15/06..................        156,522
    400,000     6.63%, 09/15/09..................        439,383
    150,000     6.00%, 06/15/11..................        157,301
     33,502     7.50%, 07/01/15, Pool # E80965, Gold      35,428
     73,054     8.00%, 09/01/15, Pool # E00881, Gold      77,803
     93,233     7.00%, 04/01/29, Pool # C00756, Gold      96,846
    124,618     7.50%, 01/01/30, Pool # C35185, Gold     131,005
    459,147     6.50%, 07/01/31, Pool # C55192, Gold     469,335
    281,920     7.00%, 08/01/31, Pool # C01211, Gold     292,404
                                                   -------------
                                                       2,068,898
                                                   -------------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.20%

    268,168     6.50%, 05/15/13, Pool # 473566...        281,157
     25,589     7.00%, 11/15/13, Pool # 780921...         27,133
     18,940     9.00%, 12/15/17, Pool # 780201...         20,946

 PAR VALUE                                             VALUE
-----------                                           -------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION  (CONTINUED)

 $  154,095     6.50%, 05/15/24 , Pool # 780168..  $     158,766
    294,911     6.00%, 03/15/29 , Pool # 476986..        296,386
    346,798     6.50%, 04/15/29 , Pool # 474844..        355,468
    177,736     6.50%, 05/15/29 , Pool # 487199..        182,180
    310,227     7.50%, 09/15/29 , Pool # 466164..        327,775
    233,007     7.00%, 06/15/31 , Pool # 426776..        242,473
                                                   -------------
                                                       1,892,284
                                                   -------------

                U.S. TREASURY NOTES - 0.78%

    190,000     3.25%, 05/31/04..................        191,514
    250,000     5.63%, 05/15/08..................        266,904
                                                   -------------
                                                         458,418
                                                   -------------

                FEDERAL HOME LOAN BANK - 0.50%

    285,000     7.25%, 05/15/03..................        298,054
                                                   -------------

                U.S. GOVERNMENT-BACKED BONDS - 0.45%

    250,000     A.I.D. Israel, Series 8-C
                6.63%, 08/15/03..................        260,657
                                                   -------------

                U.S. TREASURY BONDS - 0.34%

     90,000     12.00%, 08/15/13.................        125,838
     25,000     8.13%, 08/15/21..................         32,269
     10,000     5.25%, 02/15/29..................          9,410
     35,000     5.38%, 02/15/31..................         34,284
                                                   -------------
                                                         201,801
                                                   -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .....................      9,087,836
                                                   -------------
                (Cost $8,703,500)

ASSET-BACKED SECURITIES - 4.28%

    475,000     American Express Credit Account Master
                Trust, Series 1999-1, Class A
                5.60%, 11/15/06..................        495,894
    200,000     Chase Manhattan Auto Owner Trust
                Series 2001-A, Class A-4
                5.07%, 02/15/08..................        207,027
    500,000     Chase Manhattan Auto Owner Trust
                Series 2001-B, Class A-4
                3.80%, 05/15/08..................        500,202
    150,000     Chemical Master Credit Card Trust I
                Series 1996-2, Class A
                5.98%, 09/15/08..................        159,021
    205,000     Citibank Credit Card Issuance Trust
                Series 2002-A1, Class A1
                4.95%, 02/09/09..................        208,481
    250,000     Discover Card Master Trust I
                Series 2001-6, Class A
                5.75%, 12/15/08..................        262,515


                       SEE NOTES TO FINANCIAL STATEMENTS.

ASSET ALLOCATION FUND

JUNE 30, 2002 (UNAUDITED)


 PAR VALUE                                             VALUE
-----------                                           -------

ASSET-BACKED SECURITIES (CONTINUED)

 $    5,249     Green Tree Financial Corp.
                Series 1999-5, Class A-2
                6.77%, 04/01/31..................  $       5,258
     50,000     Honda Auto Receivables Owner Trust
                Series 2001-2, Class A-4
                5.09%, 10/18/06..................         51,776
    141,092     Premier Auto Trust
                Series 1999-3, Class A-4
                6.43%, 03/08/04..................        143,701
     28,608     Rural Housing Trust
                Series 1987-1, Class 1-D, CMO
                6.33%, 04/01/26..................         29,373
    200,000     Toyota Auto Receivables Owner Trust
                Series 2001-C, Class A-4
                4.72%, 09/15/08..................        205,545
    250,000     Wells Fargo Auto Trust
                Series 2001-A, Class A-4
                5.07%, 03/15/08..................        258,644
                                                   -------------
                TOTAL ASSET-BACKED SECURITIES ...      2,527,437
                                                   -------------
                (Cost $2,426,203)

FOREIGN BONDS - 3.95%

    200,000     Deutsche Ausgleichsbank
                7.00%, 06/23/05 (A)..............        218,090
    250,000     Diageo Capital Plc
                6.00%, 03/27/03 (B)..............        256,315
    100,000     Diageo Capital Plc, Yankee
                6.13%, 08/15/05 (A)..............        105,606
     50,000     France Telecom
                9.00%, 03/01/31 (A)(D)...........         44,342
    350,000     Hydro-Quebec, Series JL
                6.30%, 05/11/11 (A)..............        371,787
    100,000     Hydro-Quebec, Yankee, Series HH
                8.50%, 12/01/29 (A)..............        126,657
    200,000     International Bank for
                Reconstruction & Development
                7.00%, 01/27/05 (A)..............        217,858
    200,000     Kingdom of Spain
                7.00%, 07/19/05 (A)..............        218,485
    250,000     Oesterreich Kontrollbank AG
                5.50%, 01/20/06 (A)..............        259,935
     50,000     Province of Nova Scotia
                5.75%, 02/27/12 (A)..............         51,129
    200,000     Province of Ontario
                6.00%, 02/21/06 (A)..............        213,188
     50,000     Republic of Italy
                4.38%, 10/25/06 (A)..............         49,988
    100,000     Republic of Italy, Series D
                5.25%, 04/05/06 (A)..............        103,151
     25,000     Republic of South Africa
                7.38%, 04/25/12 (A)..............         24,781
     75,000     Transalta Corp., Yankee
                6.75%, 07/15/12 (A)..............         74,220
                                                   -------------
                TOTAL FOREIGN BONDS .............      2,335,532
                                                   -------------
                (Cost $2,229,076)

 PAR VALUE                                             VALUE
-----------                                           -------

MUNICIPAL SECURITY - 0.39%

 $  200,000     New Jersey State, EDA
                State Pension Funding Revenue
                Series A, AMT
                7.43%, 02/15/29
                Insured: MBIA....................  $     227,990
                                                   -------------
                TOTAL MUNICIPAL SECURITY ........        227,990
                                                   -------------
                (Cost $217,216)

REPURCHASE AGREEMENT - 5.21%

  3,082,000     Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                1.90%, Due 07/01/2002, dated 06/28/2002
                Repurchase Price $3,082,488
                (Collateralized by U.S. Treasury
                Bonds & Notes, 5.00% - 7.25%
                Due 02/15/2003 - 05/15/2030;
                Total Par $2,852,334
                Market Value $3,143,641).........      3,082,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......      3,082,000
                                                   -------------
                (Cost $3,082,000)
TOTAL INVESTMENTS - 99.57%.......................     58,846,267
                                                   -------------
(Cost $60,194,221)
NET OTHER ASSETS AND LIBILITIES - 0.43%..........        255,577
                                                   -------------
NET ASSETS - 100.00%.............................  $  59,101,844
                                                   =============

---------------------------------
*      Non-income producing security.
(A)    U.S. Dollar Denominated
(B)    Euro-Dollar Denominated
(C) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. On June 30, 2002, these securities amounted to $924,887 or 1.56% of net assets.
(D) Step-up Bond - A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods until maturity. The interest rate shown reflects the rate in effect on June 30, 2002.
ADR    American Depositary Receipt
AMT Alternative Minimum Tax. Private activity obligations the interest on which is subject to federal AMT for individuals.
CMO    Collateralized Mortgage Obligation
EDA    Economic Development Authority
MBIA   Municipal Bond Insurance Association
MTN    Medium Term Note


                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH QUALITY BOND FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)


 PAR VALUE                                             VALUE
-----------                                           -------

CORPORATE NOTES AND BONDS - 46.16%


                FINANCE - 17.74%

 $  145,000     American Express Co.
                6.88%, 11/01/05..................  $     157,002
    100,000     Bank of America Corp.
                Subordinated Note
                7.80%, 02/15/10..................        112,067
    150,000     Bank of New York Co., Inc.
                Subordinated Note
                6.63%, 06/15/03..................        155,871
     50,000     Bank One Corp., Subordinated Note
                7.88%, 08/01/10..................         56,808
    100,000     Boeing Capital Corp., Senior Note
                5.75%, 02/15/07..................        103,873
    125,000     Chase Manhattan Corp.
                Subordinated Note
                7.88%, 06/15/10..................        139,560
    175,000     Citigroup, Inc., Senior Note
                6.75%, 12/01/05..................        188,270
    100,000     Citigroup, Inc., Subordinated Note
                7.25%, 10/01/10..................        109,020
    150,000     Comerica, Inc., Subordinated Note
                7.25%, 08/01/07..................        160,464
     75,000     First Union National Bank
                Subordinated Note, Bank Note
                7.80%, 08/18/10..................         84,076
    120,000     Ford Motor Credit Co.
                7.60%, 08/01/05..................        126,074
     75,000     General Electric Capital Corp.
                Series A, MTN
                7.25%, 05/03/04..................         80,454
    125,000     General Electric Capital Corp.
                Series A, MTN
                6.80%, 11/01/05..................        134,964
    100,000     General Electric Capital Corp.
                Series A, MTN
                6.75%, 03/15/32..................         98,538
     50,000     General Motors Acceptance Corp.
                7.50%, 07/15/05..................         53,324
    150,000     General Motors Acceptance Corp.
                6.75%, 01/15/06..................        155,853
     50,000     General Motors Acceptance Corp.
                7.25%, 03/02/11..................         51,131
     50,000     Household Finance Corp.
                7.00%, 05/15/12..................         49,805
    100,000     Marsh & McLennan Cos., Inc.
                6.25%, 03/15/12 (B)..............        103,932
    100,000     Mellon Bank, N.A., Subordinated Note
                Bank Note
                7.63%, 09/15/07..................        113,052
     50,000     Mellon Funding Corp.
                6.00%, 03/01/04..................         52,371
    150,000     Merrill Lynch & Co., Inc.,
                Series B, MTN
                6.13%, 05/16/06..................        156,445
    100,000     Morgan (J.P.) Chase & Co.
                Subordinated Note
                6.75%, 02/01/11..................        103,819

 PAR VALUE                                             VALUE
-----------                                           -------

                FINANCE  (CONTINUED)

 $   80,000     Morgan Stanley Dean Witter Co.
                Unsubordinated Note
                6.10%, 04/15/06..................  $      83,442
    110,000     National City Corp.,
                Subordinated Note
                5.75%, 02/01/09..................        111,202
    125,000     SunTrust Bank, Atlanta
                Subordinated Note, Bank Note
                7.25%, 09/15/06..................        137,169
    100,000     SunTrust Bank, Atlanta
                Subordinated Note, Bank Note
                6.38%, 04/01/11..................        104,143
    150,000     U.S. Bank, N.A. Minnesota, Bank Note
                5.63%, 11/30/05..................        156,044
    100,000     Wachovia Corp., Senior Note
                7.45%, 07/15/05..................        109,819
    100,000     Wells Fargo Bank, N.A.
                Subordinated Note
                6.45%, 02/01/11..................        104,690
                                                   -------------
                                                       3,353,282
                                                   -------------

                INDUSTRIAL - 7.12%

    200,000     3M Co., Debenture
                6.38%, 02/15/28..................        192,041
     50,000     Bemis Co., Inc.
                6.50%, 08/15/08..................         53,042
     50,000     Black & Decker Corp., Senior Note
                7.13%, 06/01/11..................         53,497
    150,000     Burlington Northern Santa Fe Corp.
                Debenture
                7.00%, 12/15/25..................        153,396
    155,000     Illinois Tool Works, Inc.
                5.75%, 03/01/09..................        158,308
     75,000     Norfolk Southern Corp., Senior Note
                7.25%, 02/15/31..................         77,949
    125,000     Unilever NV, Series F, MTN
                6.63%, 04/15/28..................        123,840
    325,000     United Parcel Service, Inc.,
                Debenture
                8.38%, 04/01/30 (A)..............        397,474
    130,000     United Technologies Corp.
                6.35%, 03/01/11..................        136,896
                                                   -------------
                                                       1,346,443
                                                   -------------

                CONSUMER STAPLES - 5.19%

    100,000     Anheuser-Busch Cos., Inc., Debenture
                7.55%, 10/01/30..................        115,285
    130,000     Coca-Cola Co.
                5.75%, 03/15/11..................        132,166
    100,000     Coca-Cola Enterprises, Inc.,
                Debenture
                6.75%, 09/15/28..................        101,282
    100,000     ConAgra Foods, Inc.
                6.75%, 09/15/11..................        105,702
    150,000     Gillette Co.
                4.00%, 06/30/05 (B)..............        151,563
     40,000     Johnson & Johnson, Debenture
                6.95%, 09/01/29..................         43,717


                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH QUALITY BOND FUND

JUNE 30, 2002 (UNAUDITED)


 PAR VALUE                                             VALUE
-----------                                           -------

                CONSUMER STAPLES (CONTINUED)

 $   25,000     Kellogg Co., Series B
                6.00%, 04/01/06..................  $      26,149
    100,000     Pharmacia Corp., Debenture
                6.60%, 12/01/28..................        101,819
    100,000     Sara Lee Corp.
                6.25%, 09/15/11..................        103,704
    100,000     Sysco Corp., Debenture
                6.50%, 08/01/28..................        100,181
                                                   -------------
                                                         981,568
                                                   -------------

                COMMUNICATIONS - 4.87%

     50,000     Ameritech Capital Funding Corp.
                6.55%, 01/15/28..................         47,424
    100,000     AOL Time Warner, Inc.
                6.88%, 05/01/12..................         92,384
     40,000     AT&T Corp., Senior Note
                8.00%, 11/15/31 (B)..............         31,485
     75,000     Comcast Cable Communications, Inc.
                Senior Note
                6.88%, 06/15/09..................         69,890
    125,000     Cox Communications, Inc.
                7.75%, 11/01/10..................        119,070
    100,000     Disney (Walt) Co.
                7.30%, 02/08/05..................        107,095
    100,000     Gannett Co., Inc.
                5.50%, 04/01/07..................        102,949
    100,000     Gannett Co., Inc.
                6.38%, 04/01/12..................        103,804
    100,000     SBC Communications, Inc.
                5.75%, 05/02/06..................        103,422
     25,000     SBC Communications, Inc.
                5.88%, 02/01/12..................         25,017
    120,000     Verizon New England, Inc.,
                Senior Note
                6.50%, 09/15/11..................        117,592
                                                   -------------
                                                         920,132
                                                   -------------

                ENERGY - 2.67%

    100,000     Anadarko Finance Co., Series B
                6.75%, 05/01/11..................        104,813
     65,000     Conoco, Inc., Senior Note
                6.95%, 04/15/29..................         66,632
    100,000     Devon Energy Corp., Debenture
                7.95%, 04/15/32..................        107,890
    140,000     Occidental Petroleum Corp.,
                Senior Note
                6.50%, 04/01/05..................        147,676
     75,000     Texaco Capital, Inc.
                5.50%, 01/15/09..................         76,579
                                                   -------------
                                                         503,590
                                                   -------------

                UTILITIES - 2.49%

     50,000     Consolidated Edison Co. of
                New York, Inc.
                Series B, Debenture
                7.15%, 12/01/09..................         54,734

 PAR VALUE                                             VALUE
-----------                                           -------

                UTILITIES (CONTINUED)

 $  100,000     Florida Power & Light Co.
                First Mortgage
                6.88%, 12/01/05..................  $     106,771
     50,000     Monongahela Power Co.
                First Mortgage
                5.00%, 10/01/06..................         49,455
    150,000     Potomac Electric Power Co.
                First Mortgage
                6.25%, 10/15/07..................        157,532
    100,000     Virginia Electric & Power
                Series A, Senior Note
                5.38%, 02/01/07..................        101,445
                                                   -------------
                                                         469,937
                                                   -------------

                CONSUMER CYCLICAL - 2.43%

    225,000     Ford Motor Co.
                7.45%, 07/16/31..................        210,033
    120,000     Home Depot, Inc., Senior Note
                5.38%, 04/01/06..................        124,510
    125,000     Target Corp., Debenture
                6.65%, 08/01/28..................        125,531
                                                   -------------
                                                         460,074
                                                   -------------

                TECHNOLOGY - 1.63%

    200,000     IBM Corp.
                4.88%, 10/01/06..................        202,123
    100,000     IBM Corp., Debenture
                6.22%, 08/01/27..................        105,699
                                                   -------------
                                                         307,822
                                                   -------------

                BASIC MATERIALS - 1.19%

    125,000     Alcoa, Inc.
                7.25%, 08/01/05..................        136,996
     80,000     International Paper Co.
                8.13%, 07/08/05..................         88,031
                                                   -------------
                                                         225,027
                                                   -------------

                HIGHER EDUCATION - 0.83%

    150,000     Stanford University, Debenture
                6.88%, 02/01/24..................        157,451
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .      8,725,326
                                                   -------------
                (Cost $8,450,612)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 19.63%


                U.S. TREASURY NOTES - 5.72%

    475,000     3.25%, 12/31/03..................        480,539
    220,000     5.25%, 05/15/04..................        230,009
    160,000     5.88%, 11/15/04..................        170,100
    200,000     4.88%, 02/15/12..................        200,813
                                                   -------------
                                                       1,081,461
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH QUALITY BOND FUND

JUNE 30, 2002 (UNAUDITED)


 PAR VALUE                                             VALUE
-----------                                           -------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.71%

 $  250,000     3.80%, 12/20/04..................  $     252,903
    125,000     6.00%, 12/15/05..................        133,582
    200,000     5.50%, 02/15/06..................        210,149
    250,000     7.13%, 03/15/07..................        279,373
    200,000     5.50%, 03/15/11..................        203,236
                                                   -------------
                                                       1,079,243
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.17%

    100,000     5.75%, 07/15/03..................        103,731
    150,000     6.25%, 07/15/04..................        159,650
    200,000     6.63%, 09/15/09..................        219,689
    365,000     6.75%, 03/15/31..................        393,529
    100,000     6.25%, 07/15/32 , MTN............        100,880
                                                   -------------
                                                         977,479
                                                   -------------

                U.S. TREASURY BONDS - 1.77%

     65,000     9.13%, 05/15/18..................         89,858
    115,000     8.00%, 11/15/21..................        147,128
    100,000     5.38%, 02/15/31..................         97,953
                                                   -------------
                                                         334,939
                                                   -------------

                U.S. GOVERNMENT-BACKED BONDS - 1.26%

    100,000     A.I.D. Israel, Series 8-D
                6.75%, 08/15/04..................        106,317
    125,000     Private Export Funding Corp.,
                Series M
                5.34%, 03/15/06..................        130,714
                                                   -------------
                                                         237,031
                                                   -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .....................      3,710,153
                                                   -------------
                (Cost $3,577,758)

MORTGAGE-BACKED SECURITIES - 13.71%

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 6.82%

    158,492     6.50%, 10/15/13, Pool # 446759...        166,169
    124,269     6.75%, 07/20/22, Pool # 008022 (A)       128,874
    111,444     7.50%, 10/15/27, Pool # 455324...        118,131
    187,346     6.00%, 03/15/29, Pool # 464632...        188,283
    473,546     7.00%, 09/15/29, Pool # 510394...        492,932
     91,803     7.50%, 09/15/29, Pool # 508805...         96,996
     91,984     8.50%, 04/15/30, Pool # 521815...         98,595
                                                   -------------
                                                       1,289,980
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.44%

    225,268     7.00%, 06/01/16, Pool # G11171...        236,883
    250,000     6.00%, 04/15/22, Series 2118,
                Class QC ........................        257,603
     55,790     6.50%, 10/15/23, Series 1990,
                Class E .........................         56,865
     99,715     6.00%, 04/01/32, Pool # C65851...         99,653
                                                   -------------
                                                         651,004
                                                   -------------

 PAR VALUE                                             VALUE
-----------                                           -------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.67%

 $  131,960     7.00%, 03/01/15, Pool # 535200...  $     138,888
     87,530     8.00%, 04/01/30, Pool # 536553...         92,973
    266,517     6.50%, 08/01/31, Pool # 600564...        272,181
                                                   -------------
                                                         504,042
                                                   -------------

                STRUCTURED MORTGAGE PRODUCT - 0.78%

    143,038     Rural Housing Trust
                Series 1987-1, Class 1-D, CMO
                6.33%, 04/01/26..................        146,864
                                                   -------------
                TOTAL MORTGAGE-BACKED SECURITIES       2,591,890
                                                   -------------
                (Cost $2,480,904)

FOREIGN BONDS (C) - 8.63%

    200,000     European Investment Bank
                4.63%, 03/01/07..................        201,238
    100,000     Government of Canada
                6.75%, 08/28/06..................        110,150
     75,000     Hydro-Quebec, Series HH, Yankee
                8.50%, 12/01/29..................         94,993
    125,000     Inter-American Development Bank
                Yankee, Debenture
                8.88%, 06/01/09..................        153,966
    100,000     International Bank for
                Reconstruction & Development
                6.63%, 08/21/06..................        109,091
    140,000     Province of Alberta
                4.88%, 10/29/03..................        143,858
    150,000     Province of British Columbia
                5.38%, 10/29/08..................        155,472
    100,000     Province of Manitoba
                4.25%, 11/20/06..................         99,996
     50,000     Province of Manitoba, Series EF
                Yankee, Debenture
                5.50%, 10/01/08..................         52,112
    125,000     Province of Nova Scotia
                5.75%, 02/27/12..................        127,822
     40,000     Province of Ontario
                7.00%, 08/04/05..................         43,685
     90,000     Province of Quebec, Debenture
                7.50%, 09/15/29..................        103,439
    125,000     Province of Quebec
                Senior Unsubordinated Note
                5.75%, 02/15/09..................        130,505
    100,000     Province of Quebec, Series PJ,
                Debenture
                6.13%, 01/22/11..................        105,225
                                                   -------------
                TOTAL FOREIGN BONDS .............      1,631,552
                                                   -------------
                (Cost $1,568,344)

ASSET-BACKED SECURITIES - 6.68%

     90,000     BMW Vehicle Owner Trust
                Series 2002-A, Class A-3
                3.80%, 05/25/06..................         91,071


                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH QUALITY BOND FUND

JUNE 30, 2002 (UNAUDITED)


 PAR VALUE                                             VALUE
-----------                                           -------

ASSET-BACKED SECURITIES (CONTINUED)

 $  125,000     Chase Manhattan Auto Owner Trust
                Series 2001-A, Class A-4
                5.07%, 02/15/08..................  $     129,392
    250,000     Chase Manhattan Auto Owner Trust
                Series 2001-B, Class A-4
                3.80%, 05/15/08..................        250,101
    250,000     Citibank Credit Card Issuance Trust
                Series 2002-A1, Class A-1
                4.95%, 02/09/09..................        254,245
    141,633     Harley-Davidson Motorcycle Trust
                Series 2001-2, Class A-1
                3.77%, 04/17/06..................        143,119
    185,000     Honda Auto Receivables Owner Trust
                Series 2002-2, Class A-3
                3.83%, 02/15/06..................        187,403
    200,000     Wells Fargo Auto Trust
                Series 2001-A, Class A-4
                5.07%, 03/15/08..................        206,916
                                                   -------------
                TOTAL ASSET-BACKED SECURITIES ...      1,262,247
                                                   -------------
                (Cost $1,241,276)

REPURCHASE AGREEMENT - 3.82%

    723,000     Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                1.90%, Due 07/01/2002, dated 06/28/2002
                Repurchase Price $723,114
                (Collaterlized by U.S. Treasury
                Bonds & Notes, 5.00% - 7.25%
                Due 02/15/2003 - 05/15/2030;
                Total Par $669,123
                Market Value $737,460)...........        723,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......        723,000
                                                   -------------
                (Cost $723,000)
TOTAL INVESTMENTS - 98.63%.......................     18,644,168
                                                   -------------
 (Cost $18,041,894)
NET OTHER ASSETS AND LIABILITIES - 1.37%.........        259,165
                                                   -------------
NET ASSETS - 100.00%.............................  $  18,903,333
                                                   =============

---------------------------------
(A) Floating rate note. Interest rate shown reflects rate in effect on June 30, 2002.
(B) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. On June 30, 2002, these securities amounted to $286,980 or 1.52% of net assets.
(C)    U.S. Dollar Denominated
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note


                       SEE NOTES TO FINANCIAL STATEMENTS.

COLUMBIA HIGH YIELD FUND II

PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)


 PAR VALUE                                             VALUE
-----------                                           -------

CORPORATE NOTES AND BONDS - 92.85%


                CONSUMER CYCLICAL - 32.86%

 $   50,000     American Axle & Manufacturing, Inc.
                Company Guaranteed
                9.75%, 03/01/09..................  $      53,250
     25,000     Dura Operating Corp., Series D
                Company Guaranteed
                9.00%, 05/01/09..................         24,375
     50,000     Extended Stay America
                Senior Subordinated Note
                9.15%, 03/15/08..................         49,750
     50,000     Harrah's Operating Co., Inc.
                7.88%, 12/15/05..................         51,500
     25,000     Hasbro, Inc.
                8.50%, 03/15/06..................         25,750
     25,000     Hasbro, Inc.
                6.15%, 07/15/08..................         23,500
     25,000     International Game Technology
                Senior Note
                7.88%, 05/15/04..................         25,875
     25,000     International Game Technology
                Senior Note
                8.38%, 05/15/09..................         26,500
     50,000     KB Home, Senior Subordinated Note
                9.50%, 02/15/11..................         51,625
     50,000     Lear Corp., Series B
                7.96%, 05/15/05..................         51,583
     50,000     Park Place Entertainment
                Senior Subordinated Note
                9.38%, 02/15/07..................         52,375
     25,000     Six Flags, Inc., Senior Note
                9.75%, 06/15/07..................         25,750
     50,000     Starwood Hotels & Resorts
                7.88%, 05/01/12 (A)..............         49,250
     95,000     Station Casinos, Inc.
                Senior Subordinated Note
                9.75%, 04/15/07..................         98,800
     50,000     Toll Corp., Company Guaranteed
                8.00%, 05/01/09..................         49,875
    100,000     United Stationers Supply
                Senior Subordinated Note
                8.38%, 04/15/08..................        100,375
     50,000     Yum! Brands, Inc., Senior Note
                8.50%, 04/15/06..................         52,250
                                                   -------------
                                                         812,383
                                                   -------------

                CONSUMER STAPLES - 22.68%

     50,000     AdvancePCS
                8.50%, 04/01/08..................         51,875
     50,000     AmerisourceBergen Corp., Senior Note
                8.13%, 09/01/08..................         51,875
     25,000     Constellation Brands, Inc.
                Company Guaranteed
                8.63%, 08/01/06..................         26,375

 PAR VALUE                                             VALUE
-----------                                           -------

                CONSUMER STAPLES (CONTINUED)

 $   25,000     Constellation Brands, Inc.
                Company Guaranteed
                8.50%, 03/01/09..................  $      25,875
     50,000     Cott Beverages, Inc.
                Company Guaranteed
                8.00%, 12/15/11..................         50,750
     50,000     Great Atlantic & Pacific Tea Co.
                7.75%, 04/15/07..................         46,250
     50,000     Iron Mountain, Inc.
                Company Guaranteed
                8.75%, 09/30/09..................         51,375
     25,000     Kansas City Southern, Senior Note
                7.50%, 06/15/09 (A)..............         25,156
     50,000     Omnicare, Inc., Company Guaranteed
                Series B
                8.13%, 03/15/11..................         51,750
     50,000     Select Medical Corp.
                Senior Subordinated Note
                9.50%, 06/15/09..................         51,250
     50,000     Triad Hospitals, Inc.
                Company Guaranteed, Series B
                8.75%, 05/01/09..................         52,500
     50,000     United Rentals, Inc.
                Company Guaranteed, Series B
                9.25%, 01/15/09..................         50,500
     25,000     Winn-Dixie Stores, Inc.
                Company Guaranteed
                8.88%, 04/01/08..................         25,125
                                                   -------------
                                                         560,656
                                                   -------------

                MEDIA - 9.46%

     50,000     Charter Communications Holdings LLC
                & Charter Communications Holdings
                Capital Corp., Senior Note
                10.75%, 10/01/09.................         35,375
     75,000     CSC Holdings, Inc., Debenture,
                Series B
                8.13%, 08/15/09..................         62,156
     50,000     Fox Sports Networks LLC, Senior Note
                8.88%, 08/15/07..................         51,750
     50,000     Lamar Media Corp.
                9.63%, 12/01/06..................         51,625
     10,000     Radio One, Inc.
                Company Guaranteed, Series B
                8.88%, 07/01/11..................         10,025
     25,000     Rogers Communications
                Yankee, Senior Note
                8.88%, 07/15/07..................         22,875
                                                   -------------
                                                         233,806
                                                   -------------

                FINANCE - 6.18%

     50,000     Health Care REIT, Inc.
                7.50%, 08/15/07..................         52,512
     50,000     MeriStar Hospitality Operating
                Partnership Finance Corp., Senior Note
                10.50%, 06/15/09 (A).............         50,750


                       SEE NOTES TO FINANCIAL STATEMENTS.

COLUMBIA HIGH YIELD FUND II

JUNE 30, 2002 (UNAUDITED)


 PAR VALUE                                             VALUE
-----------                                           -------

                FINANCE  (CONTINUED)

 $   50,000     Tech Olympic USA, Inc., Senior Note
                9.00%, 07/01/10 (A)..............  $      49,500
                                                   -------------
                                                         152,762
                                                   -------------

                ENERGY - 5.73%

     50,000     El Paso Energy Partners
                Company Guaranteed, Series B
                8.50%, 06/01/11..................         50,000
     25,000     Pennzoil-Quaker State
                Company Guaranteed
                10.00%, 11/01/08.................         29,406
     25,000     Pride International, Inc., Senior Note
                10.00%, 06/01/09.................         26,875
     10,000     Vintage Petroleum
                Senior Subordinated Note
                9.75%, 06/30/09..................          9,800
     25,000     XTO Energy, Inc., Senior Note
                7.50%, 04/15/12..................         25,625
                                                   -------------
                                                         141,706
                                                   -------------

                CAPITAL GOODS - 5.56%

     50,000     Allied Waste North America, Inc.
                Company Guaranteed, Series B
                10.00%, 08/01/09.................         49,375
     50,000     Ball Corp., Senior Note
                8.25%, 08/01/08..................         52,000
     35,000     Silgan Holdings, Inc.
                Senior Subordinated Debenture
                9.00%, 06/01/09..................         36,225
                                                   -------------
                                                         137,600
                                                   -------------

                INDUSTRIAL - 2.66%

     40,000     Kennametal, Inc., Senior Note
                7.20%, 06/15/12..................         40,041
     25,000     Synagro Technologies, Inc.
                Senior Subordinated Note
                9.50%, 04/01/09 (A)..............         25,750
                                                   -------------
                                                          65,791
                                                   -------------

                TRANSPORTATION - 2.11%

     50,000     Teekay Shipping Corp., Senior Note
                8.88%, 07/15/11..................         52,250
                                                   -------------

                HEALTH CARE - 2.11%

     50,000     Columbia/HCA Healthcare Corp.
                6.91%, 06/15/05..................         52,203
                                                   -------------

                BASIC MATERIALS - 2.10%

     50,000     Scotts Co., Company Guaranteed
                8.63%, 01/15/09..................         51,813
                                                   -------------

 PAR VALUE                                             VALUE
-----------                                           -------

                UTILITIES - 1.40%

 $   50,000     Calpine Corp., Senior Note
                7.63%, 04/15/06..................  $      34,750
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .      2,295,720
                                                   -------------
                (Cost $2,301,246)

U.S. GOVERNMENT OBLIGATION (B) - 1.42%


                U.S. TREASURY BILL - 1.42%

     35,000     2.75%, 07/05/02..................         34,994
                                                   -------------
                TOTAL U.S. GOVERNMENT OBLIGATION          34,994
                                                   -------------
                (Cost $34,994)

  SHARES
 --------

INVESTMENT COMPANY - 3.21%

     79,447     J.P. Morgan U.S. Government Money
                Market Fund......................         79,447
                                                   -------------
                TOTAL INVESTMENT COMPANY ........         79,447
                                                   -------------
                (Cost $79,447)
TOTAL INVESTMENTS - 97.48%.......................      2,410,161
                                                   -------------
(Cost $2,415,687)
NET OTHER ASSETS AND LIABILITIES - 2.52%.........         62,245
                                                   -------------
NET ASSETS - 100.00%.............................  $   2,472,406
                                                   =============

---------------------------------
(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. On June 30, 2002, these securities amounted to $200,406 or 8.11% of net assets.
(B)    Discount yield at time of purchase.
REIT   Real Estate Investment Trust


                       SEE NOTES TO FINANCIAL STATEMENTS.

                       This page left blank intentionally.

THE GALAXY VIP FUND

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)

                                                                                                         COLUMBIA
                                                                                             SMALL      REAL ESTATE     ASSET
                                                  MONEY MARKET     EQUITY     GROWTH AND    COMPANY        EQUITY    ALLOCATION
                                                      FUND          FUND     INCOME FUND   GROWTH FUND    FUND II       FUND
                                                  ------------  -----------  -----------   -----------  -----------  -----------
ASSETS:
   Investments (Note 2):
     Investments at cost ......................   $14,863,054   $63,620,751   $8,726,671   $3,894,958   $1,140,380  $57,112,221
     Repurchase agreement .....................     2,838,000            --           --      274,000           --    3,082,000
     Net unrealized appreciation (depreciation)
       of investments .........................            --    (3,664,931)    (469,170)    (360,876)     170,983   (1,347,954)
                                                  -----------   -----------   ----------   ----------   ----------  -----------
       Total investments at value .............    17,701,054    59,955,820    8,257,501    3,808,082    1,311,363   58,846,267
   Cash .......................................           651            --       53,065          871           74          777
   Receivable for investments sold ............            --       267,142       83,696       36,992           --           --
   Receivable for shares sold .................            --         1,658           --        1,703          191           --
   Interest and dividend receivable ...........        76,831        51,956        6,944          509        4,586      363,094
   Receivable from Investment Advisor (Note 4)             --            --           --        7,064        6,358           --
   Deferred organizational expense (Note 2) ...            --            --        1,488        1,753        1,482           --
                                                  -----------   -----------   ----------   ----------   ----------  -----------
     Total Assets .............................    17,778,536    60,276,576    8,402,694    3,856,974    1,324,054   59,210,138
                                                  -----------   -----------   ----------   ----------   ----------  -----------

LIABILITIES:
   Payable for investments purchased ..........            --            --      165,723       32,478       11,201           --
   Payable to custodian .......................            --       225,004           --           --           --           --
   Payable for shares repurchased .............            --        34,284        3,699        8,702          165       32,958
   Advisory fee payable (Notes 3 & 4) .........         4,802        38,883        5,060           --           --       37,827
   Payable to Administrator (Notes 3 & 4) .....         1,626         8,062        3,356        3,662        2,686        9,053
   Trustees' fees and expenses payable (Note 3)           650         2,877          259           89           27        2,495
   Accrued expenses and other payables ........         8,915        30,714        8,839       10,272        6,727       25,961
                                                  -----------   -----------   ----------   ----------   ----------  -----------
     Total Liabilities ........................        15,993       339,824      186,936       55,203       20,806      108,294
                                                  -----------   -----------   ----------   ----------   ----------  -----------
NET ASSETS ....................................   $17,762,543   $59,936,752   $8,215,758   $3,801,771   $1,303,248  $59,101,844
                                                  ===========   ===========   ==========   ==========   ==========  ===========

NET ASSETS CONSIST OF:
   Par value (Note 5) .........................   $    17,762   $     4,525   $      884   $      413   $      117  $     4,566
   Paid-in capital in excess of par value .....    17,744,573    68,100,334    8,953,402    5,111,655    1,090,659   64,319,344
   Undistributed (overdistributed)
     net investment income ....................           262        33,561       (7,153)     (30,104)       6,078       28,378
   Accumulated net realized gain (loss)
     on investments sold ......................           (54)   (4,536,737)    (262,205)    (919,317)      35,411   (3,902,490)
   Net unrealized appreciation (depreciation)
     of investments ...........................            --    (3,664,931)    (469,170)    (360,876)     170,983   (1,347,954)
                                                  -----------   -----------   ----------   ----------   ----------  -----------
TOTAL NET ASSETS ..............................   $17,762,543   $59,936,752   $8,215,758   $3,801,771   $1,303,248  $59,101,844
                                                  ===========   ===========   ==========   ==========   ==========  ===========

SHARES OF BENEFICIAL INTEREST OUTSTANDING .....    17,762,335     4,525,489      883,579      413,181      116,693    4,565,846

NET ASSET VALUE:
   Offering and redemption price per share
   (Net Assets / Shares Outstanding) ..........   $      1.00   $     13.24   $     9.30   $     9.20   $    11.17  $     12.94
                                                  ===========   ===========   ==========   ==========   ==========  ===========


                                                    HIGH QUALITY  COLUMBIA HIGH
                                                      BOND FUND   YIELD FUND II
                                                    ------------  -------------
ASSETS:
   Investments (Note 2):
     Investments at cost ......................     $17,318,894   $2,415,687
     Repurchase agreement .....................         723,000           --
     Net unrealized appreciation (depreciation)
       of investments .........................         602,274       (5,526)
                                                    -----------   ----------
       Total investments at value .............      18,644,168    2,410,161
   Cash .......................................             231           10
   Receivable for investments sold ............              --       21,975
   Receivable for shares sold .................          31,061        1,312
   Interest and dividend receivable ...........         257,190       46,398
   Receivable from Investment Advisor (Note 4)               --        4,560
   Deferred organizational expense (Note 2) ...              --        1,482
                                                    -----------   ----------
     Total Assets .............................      18,932,650    2,485,898
                                                    -----------   ----------

LIABILITIES:
   Payable for investments purchased ..........              --           --
   Payable to custodian .......................              --           --
   Payable for shares repurchased .............           7,389        4,001
   Advisory fee payable (Notes 3 & 4) .........           6,988           --
   Payable to Administrator (Notes 3 & 4) .....           2,714        2,765
   Trustees' fees and expenses payable (Note 3)             662           62
   Accrued expenses and other payables ........          11,564        6,664
                                                    -----------   ----------
     Total Liabilities ........................          29,317       13,492
                                                    -----------   ----------
NET ASSETS ....................................     $18,903,333   $2,472,406
                                                    ===========   ==========

NET ASSETS CONSIST OF:
   Par value (Note 5) .........................     $     1,787   $      276
   Paid-in capital in excess of par value .....      18,578,159    2,750,882
   Undistributed (overdistributed)
     net investment income ....................          (1,075)      14,729
   Accumulated net realized gain (loss)
     on investments sold ......................        (277,812)    (287,955)
   Net unrealized appreciation (depreciation)
     of investments ...........................         602,274       (5,526)
                                                    -----------   ----------
TOTAL NET ASSETS ..............................     $18,903,333   $2,472,406
                                                    ===========   ==========

SHARES OF BENEFICIAL INTEREST OUTSTANDING .....       1,787,240      275,871

NET ASSET VALUE:
   Offering and redemption price per share
   (Net Assets / Shares Outstanding) ..........     $     10.58   $     8.96
                                                    ===========   ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     36 - 37

THE GALAXY VIP FUND

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                                                                         COLUMBIA
                                                                                               SMALL      REAL ESTATE     ASSET
                                                  MONEY MARKET     EQUITY       GROWTH AND    COMPANY        EQUITY    ALLOCATION
                                                      FUND          FUND       INCOME FUND   GROWTH FUND    FUND II       FUND
                                                  ------------  ------------   -----------   -----------  -----------  -----------
INVESTMENT INCOME:
   Interest (Note 2) ...........................     $193,177   $     20,931   $       818   $     1,473    $     65   $   862,749
   Dividends (Note 2) ..........................           --        387,979        65,312         5,851      28,136       186,660
   Less: foreign taxes withheld (Note 2) .......           --         (4,798)         (197)          (14)        (42)         (115)
                                                     --------   ------------   -----------   -----------    --------   -----------
      Total investment income ..................      193,177        404,112        65,933         7,310      28,159     1,049,294
                                                     --------   ------------   -----------   -----------    --------   -----------

EXPENSES:
   Investment advisory fees (Note 3) ...........       36,969        269,555        35,541        16,652       4,449       258,723
   Administration fees (Note 3) ................        7,856         30,550         4,028         1,887         504        29,322
   Custody fees ................................        3,230          4,447         4,201        12,061       3,976         7,107
   Fund accounting fees (Note 3) ...............       14,532         19,251        14,038        17,895      13,210        27,148
   Professional fees ...........................       11,370         22,461         8,021         7,939       5,944        24,326
   Transfer agent fees (Note 3) ................        2,474          2,480         2,480         2,474       2,480         2,480
   Trustees' fees (Note 2) .....................          157            579            83            40           9           588
   Amortization of organization costs (Note 2) .           --             --         1,090         1,090       1,090            --
   Reports to shareholders .....................        5,958         16,835         2,908         1,542         354        17,608
   Miscellaneous ...............................          922          1,685           667           871         106         1,776
                                                     --------   ------------   -----------   -----------    --------   -----------
      Total expenses before
         reimbursement/waiver ..................       83,468        367,843        73,057        62,451      32,122       369,078
      Less: reimbursement/waiver (Note 4)  .....      (16,011)            --          (242)      (25,112)    (21,554)           --
                                                     --------   ------------   -----------   -----------    --------   -----------
      Total expenses net of
         reimbursement/waiver ..................       67,457        367,843        72,815        37,339      10,568       369,078
                                                     --------   ------------   -----------   -----------    --------   -----------
NET INVESTMENT INCOME (LOSS) ...................      125,720         36,269        (6,882)      (30,029)     17,591       680,216
                                                     --------   ------------   -----------   -----------    --------   -----------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on investments .....           --       (382,371)     (236,968)     (539,859)     49,239    (2,909,380)
   Net change in unrealized
      appreciation (depreciation) of investments           --    (12,731,056)   (1,148,577)     (471,709)     61,801    (6,592,214)
                                                     --------   ------------   -----------   -----------    --------   -----------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS .....................           --    (13,113,427)   (1,385,545)   (1,011,568)    111,040    (9,501,594)
                                                     --------   ------------   -----------   -----------    --------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ......................     $125,720   $(13,077,158)  $(1,392,427)  $(1,041,597)   $128,631   $(8,821,378)
                                                     ========   ============   ===========   ===========    ========   ===========


                                                  MHIGH QUALITY  COLUMBIA HIGH
                                                     BOND FUND   YIELD FUND II
                                                  -------------  -------------
INVESTMENT INCOME:
   Interest (Note 2) ...........................     $543,375       $ 99,730
   Dividends (Note 2) ..........................           --            551
   Less: foreign taxes withheld (Note 2) .......           --             --
                                                     --------       --------
      Total investment income ..................      543,375        100,281
                                                     --------       --------

EXPENSES:
   Investment advisory fees (Note 3) ...........       52,594          7,372
   Administration fees (Note 3) ................        8,128          1,044
   Custody fees ................................        5,439          3,864
   Fund accounting fees (Note 3) ...............       20,770         15,466
   Professional fees ...........................       11,521          5,898
   Transfer agent fees (Note 3) ................        2,480          2,474
   Trustees' fees (Note 2) .....................          170             20
   Amortization of organization costs (Note 2) .           --          1,090
   Reports to shareholders .....................        4,222            647
   Miscellaneous ...............................        1,078            762
                                                     --------       --------
      Total expenses before
         reimbursement/waiver ..................      106,402         38,637
      Less: reimbursement/waiver (Note 4)  .....      (16,346)       (17,972)
                                                     --------       --------
      Total expenses net of
         reimbursement/waiver ..................       90,056         20,665
                                                     --------       --------
NET INVESTMENT INCOME (LOSS) ...................      453,319         79,616
                                                     --------       --------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on investments .....      (19,349)       (46,891)
   Net change in unrealized
      appreciation (depreciation) of investments      127,910        (45,124)
                                                     --------       --------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS .....................      108,561        (92,015)
                                                     --------       --------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ......................     $561,880       $(12,399)
                                                     ========       ========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     38 - 39

THE GALAXY VIP FUND

STATEMENTS OF CHANGES IN NET ASSETS



                                                         MONEY MARKET FUND             EQUITY FUND          GROWTH AND INCOME FUND
                                                    -------------------------  --------------------------  -----------------------
                                                    SIX MONTHS       YEAR      SIX MONTHS        YEAR      SIX MONTHS       YEAR
                                                    ENDED JUNE      ENDED      ENDED JUNE       ENDED      ENDED JUNE      ENDED
                                                     30, 2002      DECEMBER     30, 2002       DECEMBER     30, 2002      DECEMBER
                                                    (UNAUDITED)    31, 2001    (UNAUDITED)     31, 2001    (UNAUDITED)    31, 2001
                                                    -----------  ------------  -----------   ------------  -----------  -----------

NET ASSETS AT BEGINNING OF PERIOD ................. $19,794,620  $ 18,091,614  $ 79,813,476  $120,711,783  $10,503,820  $12,955,291
                                                    -----------  ------------  ------------  ------------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
 Net investment income (loss) .....................     125,720       714,362        36,269         3,746       (6,882)       2,485
 Net realized gain (loss) on investments sold .....        --            --        (382,371)   (4,005,831)    (236,968)     (23,015)
 Net change in unrealized appreciation (depreciation)
    of investments ................................        --            --     (12,731,056)  (16,594,155)  (1,148,577)    (552,745)
                                                    -----------  ------------  ------------  ------------  -----------  -----------
    Net increase (decrease) in net assets
       resulting from operations ..................     125,720       714,362   (13,077,158)  (20,596,240)  (1,392,427)    (573,275)
                                                    -----------  ------------  ------------  ------------  -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ............................    (125,702)     (716,249)       (4,371)         --           --        (15,921)
 Net realized gain on investments sold ............        --            --            --      (1,098,486)        --           --
                                                    -----------  ------------  ------------  ------------  -----------  -----------
    Total Distributions ...........................    (125,702)     (716,249)       (4,371)   (1,098,486)        --        (15,921)
                                                    -----------  ------------  ------------  ------------  -----------  -----------

SHARE TRANSACTIONS:
 Net proceeds from sale of shares .................   5,528,451    15,065,786       699,351     1,859,397      186,390      744,740
 Issued to shareholders in reinvestment
    of dividends ..................................     125,702       719,213         4,371     1,098,486         --         15,921
 Cost of shares repurchased .......................  (7,686,248)  (14,080,106)   (7,498,917)  (22,161,464)  (1,082,025)  (2,622,936)
                                                    -----------  ------------  ------------  ------------  -----------  -----------
    Net increase (decrease) from share transactions  (2,032,095)    1,704,893    (6,795,195)  (19,203,581)    (895,635)  (1,862,275)
                                                    -----------  ------------  ------------  ------------  -----------  -----------
    Net increase (decrease) in net assets .........  (2,032,077)    1,703,006   (19,876,724)  (40,898,307)  (2,288,062)  (2,451,471)
                                                    -----------  ------------  ------------  ------------  -----------  -----------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .... $17,762,543  $ 19,794,620  $ 59,936,752  $ 79,813,476  $ 8,215,758  $10,503,820
                                                    ===========  ============  ============  ============  ===========  ===========

(A) Undistributed (overdistributed)
    net investment income ......................... $       262  $        244  $     33,561  $      1,663  $    (7,153) $      (271)
                                                    ===========  ============  ============  ============  ===========  ===========

OTHER INFORMATION:
SHARE TRANSACTIONS:
 Sold .............................................   5,528,451    15,065,786        46,101       111,808       18,085       69,202
 Issued to shareholders in reinvestment of dividends    125,702       719,213           276        63,533         --          1,432
 Repurchased ......................................  (7,686,248)  (14,080,106)     (502,597)   (1,286,913)    (106,254)    (248,494)
                                                    -----------  ------------  ------------  ------------  -----------  -----------
    Net increase (decrease) in shares outstanding .  (2,032,095)    1,704,893      (456,220)   (1,111,572)     (88,169)    (177,860)
                                                    ===========  ============  ============  ============  ===========  ===========


                                                         SMALL COMPANY          COLUMBIA REAL ESTATE         ASSET ALLOCATION
                                                          GROWTH FUND              EQUITY FUND II                  FUND
                                                    -----------------------   -----------------------   --------------------------
                                                    SIX MONTHS       YEAR      SIX MONTHS      YEAR     SIX MONTHS         YEAR
                                                    ENDED JUNE      ENDED      ENDED JUNE     ENDED     ENDED JUNE        ENDED
                                                     30, 2002      DECEMBER     30, 2002     DECEMBER    30, 2002        DECEMBER
                                                    (UNAUDITED)    31, 2001    (UNAUDITED)   31, 2001   (UNAUDITED)      31, 2001
                                                    -----------   ----------   -----------  ----------  ------------   ------------

NET ASSETS AT BEGINNING OF PERIOD ................. $ 4,861,381   $4,916,296   $1,112,378   $1,092,203  $ 77,782,173   $101,678,917
                                                    -----------   ----------   ----------   ----------  ------------   ------------

INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
 Net investment income (loss) .....................     (30,029)     (51,570)      17,591       41,175       680,216      1,892,811
 Net realized gain (loss) on investments sold .....    (539,859)    (160,351)      49,239       30,467    (2,909,380)      (691,608)
 Net change in unrealized appreciation (depreciation)
    of investments ................................    (471,709)     209,867       61,801      (20,267)   (6,592,214)    (8,637,011)
                                                    -----------   ----------   ----------   ----------  ------------   ------------
    Net increase (decrease) in net assets
       resulting from operations ..................  (1,041,597)      (2,054)     128,631       51,375    (8,821,378)    (7,435,808)
                                                    -----------   ----------   ----------   ----------  ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ............................        --           --        (11,490)     (32,117)     (649,690)    (1,971,029)
 Net realized gain on investments sold ............        --           --           --           --            --         (720,864)
                                                    -----------   ----------   ----------   ----------  ------------   ------------
    Total Distributions ...........................        --           --        (11,490)     (32,117)     (649,690)    (2,691,893)
                                                    -----------   ----------   ----------   ----------  ------------   ------------

SHARE TRANSACTIONS:
 Net proceeds from sale of shares .................     392,066      794,476      173,601      172,111       187,138      1,847,398
 Issued to shareholders in reinvestment
    of dividends ..................................        --           --         11,490       32,117       649,690      2,691,893
 Cost of shares repurchased .......................    (410,079)    (847,337)    (111,362)    (203,311)  (10,046,089)   (18,308,334)
                                                    -----------   ----------   ----------   ----------  ------------   ------------
    Net increase (decrease) from share transactions     (18,013)     (52,861)      73,729          917    (9,209,261)   (13,769,043)
                                                    -----------   ----------   ----------   ----------  ------------   ------------
    Net increase (decrease) in net assets .........  (1,059,610)     (54,915)     190,870       20,175   (18,680,329)   (23,896,744)
                                                    -----------   ----------   ----------   ----------  ------------   ------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .... $ 3,801,771   $4,861,381   $1,303,248   $1,112,378  $ 59,101,844   $ 77,782,173
                                                    ===========   ==========   ==========   ==========  ============   ============

(A) Undistributed (overdistributed)
    net investment income ......................... $   (30,104)  $      (75)  $    6,078   $      (23) $     28,378   $     (2,148)
                                                    ===========   ==========   ==========   ==========  ============   ============

OTHER INFORMATION:
SHARE TRANSACTIONS:
 Sold .............................................      36,023       71,298       15,898       17,741        13,167        118,393
 Issued to shareholders in reinvestment of dividends       --           --          1,055        3,331        47,352        178,660
 Repurchased ......................................     (39,644)     (75,551)     (10,236)     (20,752)     (720,600)    (1,196,422)
                                                    -----------   ----------   ----------   ----------  ------------   ------------
    Net increase (decrease) in shares outstanding .      (3,621)      (4,253)       6,717          320      (660,081)      (899,369)
                                                    ===========   ==========   ==========   ==========  ============   ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     40 - 41

THE GALAXY VIP FUND

                                                                  HIGH QUALITY             COLUMBIA HIGH
                                                                    BOND FUND              YIELD FUND II
                                                            -----------------------   -----------------------
                                                            SIX MONTHS       YEAR      SIX MONTHS      YEAR
                                                            ENDED JUNE      ENDED      ENDED JUNE     ENDED
                                                             30, 2002      DECEMBER     30, 2002     DECEMBER
                                                            (UNAUDITED)    31, 2001    (UNAUDITED)   31, 2001
                                                            -----------   ----------   -----------  ----------
NET ASSETS AT BEGINNING OF PERIOD .......................   $19,824,416   $23,107,642   $2,421,291  $2,187,698
                                                            -----------   -----------   ----------  ----------

INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS:
   Net investment income ................................       453,319     1,113,159       79,616     157,329
   Net realized gain (loss) on investments sold .........       (19,349)      526,769      (46,891)   (159,638)
   Net change in unrealized appreciation
      (depreciation) of investments .....................       127,910      (125,689)     (45,124)    135,253
                                                            -----------   -----------   ----------  ----------
      Net increase (decrease) in net assets
         resulting from operations ......................       561,880     1,514,239      (12,399)    132,944
                                                            -----------   -----------   ----------  ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ................................      (478,741)   (1,161,203)     (76,184)   (151,752)
                                                            -----------   -----------   ----------  ----------
      Total Distributions ...............................      (478,741)   (1,161,203)     (76,184)   (151,752)
                                                            -----------   -----------   ----------  ----------

SHARE TRANSACTIONS:
   Net proceeds from sale of shares .....................     1,385,341     3,793,477      292,663     623,044
   Issued to shareholders in reinvestment of dividends ..       478,741     1,161,237       76,184     151,752
   Cost of shares repurchased ...........................    (2,868,304)   (8,590,976)    (229,149)   (522,395)
                                                            -----------   -----------   ----------  ----------
      Net increase (decrease) from share transactions ...    (1,004,222)   (3,636,262)     139,698     252,401
                                                            -----------   -----------   ----------  ----------
      Net increase (decrease) in net assets .............      (921,083)   (3,283,226)      51,115     233,593
                                                            -----------   -----------   ----------  ----------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ..........   $18,903,333   $19,824,416   $2,472,406  $2,421,291
                                                            ===========   ===========   ==========  ==========

(A) Undistributed (overdistributed) net investment income   $    (1,075)  $    24,347   $   14,729  $   11,297
                                                            ===========   ===========   ==========  ==========

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold .................................................       138,768       371,121       31,684      65,929
   Issued to shareholders in reinvestment of dividends ..        38,588       100,430        8,295      16,067
   Repurchased ..........................................      (273,776)     (824,431)     (24,858)    (55,251)
                                                            -----------   -----------   ----------  ----------
      Net increase (decrease) in shares outstanding .....       (96,420)     (352,880)      15,121      26,745
                                                            ===========   ===========   ==========  ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                        SIX MONTHS ENDED
                                          JUNE 30, 2002                  YEARS ENDED DECEMBER 31,
                                                           -------------------------------------------------------
                                           (UNAUDITED)      2001        2000        1999        1998        1997
                                             -------       -------     -------     -------     -------     -------
Net Asset Value, Beginning of Period .....   $  1.00       $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                             -------       -------     -------     -------     -------     -------
Income from Investment Operations:
   Net investment income (A) .............      0.01          0.04        0.06        0.05        0.05        0.05
                                             -------       -------     -------     -------     -------     -------
      Total from Investment Operations ...      0.01          0.04        0.06        0.05        0.05        0.05
                                             -------       -------     -------     -------     -------     -------

Less Distributions:
   Distributions from net
      investment income ..................     (0.01)        (0.04)      (0.06)      (0.05)      (0.05)      (0.05)
                                             -------       -------     -------     -------     -------     -------
      Total Distributions ................     (0.01)        (0.04)      (0.06)      (0.05)      (0.05)      (0.05)
                                             -------       -------     -------     -------     -------     -------
Net increase (decrease) in net asset value        --            --          --          --          --          --
                                             -------       -------     -------     -------     -------     -------
Net Asset Value, End of Period ...........   $  1.00       $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                             =======       =======     =======     =======     =======     =======

Total Return .............................      0.68%**       3.65%       6.13%       4.86%       5.16%       4.99%

Ratios/Supplemental Data:
Net Assets, End of Period (000s) .........   $17,763       $19,795     $18,092     $21,817     $16,821     $15,330
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver ...............      1.36%*        3.54%       5.97%       4.78%       4.95%       4.88%
   Operating expenses including
      reimbursement/waiver ...............      0.73%*        0.62%       0.43%       0.41%       0.55%       0.67%
   Operating expenses excluding
      reimbursement/waiver ...............      0.90%*        0.83%       0.85%       0.82%       0.98%       1.12%

---------------------------
*      Annualized
**     Not Annualized
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2002 (unaudited) and the years ended December 31, 2001, 2000, 1999, 1998, and 1997 was $0.01, $0.04, $0.05, $0.04, $0.05, and $0.05,
       respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                        SIX MONTHS ENDED
                                          JUNE 30, 2002                  YEARS ENDED DECEMBER 31,
                                                           -------------------------------------------------------
                                           (UNAUDITED)      2001        2000        1999        1998        1997
                                             -------       -------    --------    --------     -------     -------
Net Asset Value, Beginning of Period         $ 16.02       $ 19.81    $  22.21    $  19.20     $ 19.68     $ 15.58
                                             -------       -------    --------    --------     -------     -------
Income from Investment Operations:
   Net investment income (loss) (A).            0.01            --(1)    (0.02)      (0.02)       0.13        0.21
   Net realized and unrealized
      gain (loss) on investments....           (2.79)        (3.58)      (0.37)       5.05        4.25        4.10
                                             -------       -------    --------    --------     -------     -------
      Total from Investment Operations         (2.78)        (3.58)      (0.39)       5.03        4.38        4.31
                                             -------       -------    --------    --------     -------     -------

Less Distributions:
   Distributions from net
      investment income.............              --(1)         --          --          --       (0.13)      (0.21)
   Distributions from net
      realized capital gains........              --         (0.21)      (2.01)      (2.02)      (4.73)         --
                                             -------       -------    --------    --------     -------     -------
      Total Distributions...........              --         (0.21)      (2.01)      (2.02)      (4.86)      (0.21)
                                             -------       -------    --------    --------     -------     -------
Net increase (decrease) in net asset value     (2.78)        (3.79)      (2.40)       3.01       (0.48)       4.10
                                             -------       -------    --------    --------     -------     -------
Net Asset Value, End of Period......         $ 13.24       $ 16.02    $  19.81    $  22.21     $ 19.20     $ 19.68
                                             =======       =======    ========    ========     =======     =======

Total Return .......................          (17.29)%**    (18.17)%     (1.82)%     27.18%      23.52%      27.74%

Ratios/Supplemental Data:
Net Assets, End of Period (000s)....         $59,937       $79,813    $120,712    $119,799     $92,620     $69,863
Ratios to average net assets:
   Net investment income (loss) including
      reimbursement/waiver..........           0.10%*         0.00%      (0.11)%     (0.11)%      0.61%       1.20%
   Operating expenses including
      reimbursement/waiver..........           1.02%*         1.02%       0.98%       0.96%       1.05%       1.08%
   Operating expenses excluding
      reimbursement/waiver..........           1.02%*         1.02%       0.98%       0.96%       1.05%       1.08%
Portfolio Turnover Rate.............             20%**          51%         54%         60%         75%          1%

---------------------------
*      Annualized
**     Not Annualized
(1)    Amount is less than $0.005.
(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2002 (unaudited) and the years ended December 31, 2001, 2000, 1999, 1998, and 1997 was $0.01, $0.00, $(0.02), $(0.02), $0.13, and
       $0.21, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     SIX MONTHS ENDED                                    PERIOD ENDED
                                                       JUNE 30, 2002       YEARS ENDED DECEMBER 31,      DECEMBER 31,
                                                                       -------------------------------
                                                        (UNAUDITED)     2001        2000        1999       1998(1)
                                                          -------      -------     -------     -------     -------
Net Asset Value, Beginning of Period.................     $ 10.81      $ 11.27     $ 10.87     $ 10.34     $ 10.00
                                                          -------      -------     -------     -------     -------
Income from Investment Operations:
   Net investment income (loss) (A)..................       (0.01)        0.01        0.02        0.05        0.05
   Net realized and unrealized
      gain (loss) on investments ....................       (1.50)       (0.45)       0.58        0.68        0.34
                                                          -------      -------     -------     -------     -------
      Total from Investment Operations...............       (1.51)       (0.44)       0.60        0.73        0.39
                                                          -------      -------     -------     -------     -------

Less Distributions:
   Distributions from net investment income..........          --        (0.02)      (0.02)      (0.05)      (0.05)
   Distributions in excess of net investment income..          --           --          --          --(2)       --(2)
   Distributions from net realized capital gains.....          --           --       (0.18)      (0.07)         --
   Distributions in excess of net realized capital gains       --           --          --       (0.08)         --
                                                          -------      -------     -------     -------     -------
      Total Distributions............................          --        (0.02)      (0.20)      (0.20)      (0.05)
                                                          -------      -------     -------     -------     -------
Net increase (decrease) in net asset value...........       (1.51)       (0.46)       0.40        0.53        0.34
                                                          -------      -------     -------     -------     -------
Net Asset Value, End of Period.......................     $  9.30      $ 10.81     $ 11.27     $ 10.87     $ 10.34
                                                          =======      =======     =======     =======     =======

Total Return ........................................      (13.97)%**    (3.95)%      5.57%       7.10%       3.72%**

Ratios/Supplemental Data:
Net Assets, End of Period (000s).....................     $ 8,216      $10,504     $12,955     $12,424     $ 7,637
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver...........................       (0.15)%*      0.02%       0.23%       0.42%       0.69%*
   Operating expenses including
      reimbursement/waiver...........................        1.54%*       1.41%       1.38%       1.49%       1.50%*
   Operating expenses excluding
      reimbursement/waiver...........................        1.54%*       1.42%       1.38%       1.49%       2.58%*
Portfolio Turnover Rate..............................          12%**        12%         16%         17%         30%**

---------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 4, 1998.
(2)    Amount is less than $0.005 per share.
(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2002 (unaudited), the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998 was $(0.01), $0.01, $0.02, $0.05 and $(0.03), respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY GROWTH FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     SIX MONTHS ENDED                                    PERIOD ENDED
                                                       JUNE 30, 2002       YEARS ENDED DECEMBER 31,      DECEMBER 31,
                                                                       -------------------------------
                                                        (UNAUDITED)     2001        2000        1999       1998(1)
                                                          -------      -------     -------     -------     -------
Net Asset Value, Beginning of Period.................     $ 11.66      $ 11.68     $ 14.29     $  8.92     $ 10.00
                                                          -------      -------     -------     -------     -------
Income from Investment Operations:
   Net investment loss (A)...........................       (0.07)       (0.12)      (0.10)      (0.11)      (0.02)
   Net realized and unrealized
      gain (loss) on investments ....................       (2.39)        0.10       (1.17)       6.07       (1.05)
                                                          -------      -------     -------     -------     -------
      Total from Investment Operations...............       (2.46)       (0.02)      (1.27)       5.96       (1.07)
                                                          -------      -------     -------     -------     -------

Less Distributions:
   Distributions in excess of net investment income..          --           --          --          --       (0.01)
   Distributions from net realized capital gains.....          --           --       (0.75)      (0.59)         --
   Distributions in excess of net realized capital gains       --           --       (0.59)         --          --
                                                          -------      -------     -------     -------     -------
      Total Distributions ...........................          --           --       (1.34)      (0.59)      (0.01)
                                                          -------      -------     -------     -------     -------
Net increase (decrease) in net asset value...........       (2.46)       (0.02)      (2.61)       5.37       (1.08)
                                                          -------      -------     -------     -------     -------
Net Asset Value, End of Period.......................     $  9.20      $ 11.66     $ 11.68     $ 14.29     $  8.92
                                                          =======      =======     =======     =======     =======

Total Return ........................................      (21.10)%**    (0.17)%     (9.09)%     67.49%     (10.68)%**

Ratios/Supplemental Data:
Net Assets, End of Period (000s).....................     $ 3,802      $ 4,861     $ 4,916     $ 2,305     $ 1,143
Ratios to average net assets:
   Net investment loss including
      reimbursement/waiver...........................       (1.35)%*     (1.10)%     (0.99)%     (1.14)%     (0.65)%*
   Operating expenses including
      reimbursement/waiver...........................        1.68%*       1.60%       1.60%       1.60%       1.60%*
   Operating expenses excluding
      reimbursement/waiver...........................        2.82%*       2.54%       3.14%       5.97%      12.86%*
Portfolio Turnover Rate..............................          48%**        70%         98%        134%         87%**

---------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on April 17, 1998.
(A) Net investment loss per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2002 (unaudited), the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998 was $(0.13), $(0.23), $(0.26), $(0.54)
       and $(0.36), respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

COLUMBIA REAL ESTATE EQUITY FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     SIX MONTHS ENDED                                    PERIOD ENDED
                                                       JUNE 30, 2002       YEARS ENDED DECEMBER 31,      DECEMBER 31,
                                                                       -------------------------------
                                                        (UNAUDITED)     2001        2000        1999       1998(1)
                                                          -------      -------     -------     -------     -------
Net Asset Value, Beginning of Period.................     $ 10.11      $  9.96     $  8.08     $  8.78     $ 10.00
                                                          -------      -------     -------     -------     -------
Income from Investment Operations:
   Net investment income (A).........................        0.15         0.38        0.41        0.38        0.28
   Net realized and unrealized
      gain (loss) on investments ....................        1.01         0.07        1.86       (0.74)      (1.24)
                                                          -------      -------     -------     -------     -------
      Total from Investment Operations...............        1.16         0.45        2.27       (0.36)      (0.96)
                                                          -------      -------     -------     -------     -------

Less Distributions:
   Distributions from net investment income..........       (0.10)       (0.30)      (0.38)      (0.34)      (0.26)
   Distributions in excess from net investment income          --           --       (0.01)         --          --
                                                          -------      -------     -------     -------     -------
      Total Distributions............................       (0.10)       (0.30)      (0.39)      (0.34)      (0.26)
                                                          -------      -------     -------     -------     -------
Net increase (decrease) in net asset value...........        1.06         0.15        1.88       (0.70)      (1.22)
                                                          -------      -------     -------     -------     -------
Net Asset Value, End of Period.......................     $ 11.17      $ 10.11    $   9.96     $  8.08     $  8.78
                                                          =======      =======    ========     =======     =======

Total Return ........................................       11.52%**      4.68%      28.57%      (4.13)%     (9.57)%**

Ratios/Supplemental Data:
Net Assets, End of Period (000s).....................     $ 1,303      $ 1,112    $  1,092     $   983     $   784
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver...........................        2.96%*       3.81%       4.39%       4.84%       4.62%*
   Operating expenses including
      reimbursement/waiver...........................        1.78%*       1.70%       1.70%       1.70%       1.70%*
   Operating expenses excluding
      reimbursement/waiver...........................        5.41%*       5.99%       5.76%       5.91%      10.49%*
Portfolio Turnover Rate..............................          29%**        54%         41%         33%          3%**

---------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 3, 1998.
(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2002 (unaudited), the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998 was $(0.03), $(0.05), $0.03, $0.05 and $(0.26), respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                        SIX MONTHS ENDED
                                          JUNE 30, 2002                              YEARS ENDED DECEMBER 31,
                                                           -------------------------------------------------------
                                           (UNAUDITED)      2001        2000        1999        1998        1997
                                             -------       -------     -------     -------     -------     -------
Net Asset Value, Beginning of Period         $ 14.88       $ 16.60     $ 16.96     $ 16.37     $ 14.54     $ 13.37
                                             -------       -------     -------     -------     -------     -------
Income from Investment Operations:
   Net investment income (A)(B).....            0.15          0.33        0.41        0.40        0.33        0.40
   Net realized and unrealized
      gain (loss) on investments (B)           (1.95)        (1.57)      (0.04)       0.74        2.17        2.11
                                             -------       -------     -------     -------     -------     -------
      Total from Investment Operations         (1.80)        (1.24)       0.37        1.14        2.50        2.51
                                             -------       -------     -------     -------     -------     -------

Less Distributions:
   Distributions from net
      investment income.............           (0.14)        (0.35)      (0.41)      (0.40)      (0.39)      (0.40)
   Distributions in excess of
      net investment income.........              --            --          --(1)       --(1)       --(1)       --
   Distributions from net
      realized capital gains........              --         (0.13)      (0.32)      (0.14)      (0.22)      (0.94)
   Distributions in excess of
      net realized capital gains....              --            --          --       (0.01)      (0.06)         --
                                             -------       -------     -------     -------     -------     -------
      Total Distributions...........           (0.14)        (0.48)      (0.73)      (0.55)      (0.67)      (1.34)
                                             -------       -------     -------     -------     -------     -------
Net increase (decrease) in net asset value     (1.94)        (1.72)      (0.36)       0.59        1.83        1.17
                                             -------       -------     -------     -------     -------     -------
Net Asset Value, End of Period......         $ 12.94       $ 14.88     $ 16.60     $ 16.96     $ 16.37     $ 14.54
                                             =======       =======     =======     =======     =======     =======

Total Return .......................          (12.18)%**     (7.47)%      2.17%       7.06%      17.51%      19.03%

Ratios/Supplemental Data:
Net Assets, End of Period (000s)....         $59,102       $77,782    $101,679    $106,869     $78,586     $42,535
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver (B)......            1.97%*        2.15%       2.33%       2.45%       2.69%       2.90%
   Operating expenses including
      reimbursement/waiver..........            1.07%*        1.03%       1.01%       1.02%       1.07%       1.19%
   Operating expenses excluding
      reimbursement/waiver..........            1.07%*        1.03%       1.01%       1.02%       1.07%       1.25%
Portfolio Turnover Rate.............              11%**         57%         57%        111%         88%         74%

---------------------------
*      Annualized
**     Not Annualized
(1)    Amount is less than $0.005.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2002 (unaudited) and the years ended December 31, 2001, 2000, 1999, 1998, and 1997 was $0.15, $0.35, $0.41, $0.40, $0.33, and $0.39,
       respectively.
(B) The Trust has adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $(0.02), $0.02, and (0.08)%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH QUALITY BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                        SIX MONTHS ENDED
                                          JUNE 30, 2002                              YEARS ENDED DECEMBER 31,
                                                           -------------------------------------------------------
                                           (UNAUDITED)      2001        2000        1999        1998        1997
                                             -------       -------     -------     -------     -------     -------
Net Asset Value, Beginning of Period         $ 10.52       $ 10.33     $  9.71     $ 10.70     $ 10.31     $  9.99
                                             -------       -------     -------     -------     -------     -------
Income from Investment Operations:
   Net investment income (A)(B).....            0.25          0.54        0.59        0.58        0.58        0.58
   Net realized and unrealized
      gain (loss) on investments (B)            0.07          0.22        0.62       (0.98)       0.39        0.32
                                             -------       -------     -------     -------     -------     -------
      Total from Investment Operations          0.32          0.76        1.21       (0.40)       0.97        0.90
                                             -------       -------     -------     -------     -------     -------

Less Distributions:
   Distributions from net
      investment income.............           (0.26)        (0.57)      (0.59)      (0.58)      (0.58)      (0.58)
   Distributions from net
      realized capital gains........              --            --          --       (0.01)         --          --
                                             -------       -------     -------     -------     -------     -------
      Total Distributions...........           (0.26)        (0.57)      (0.59)      (0.59)      (0.58)      (0.58)
                                             -------       -------     -------     -------     -------     -------
Net increase (decrease) in net asset value      0.06          0.19        0.62       (0.99)       0.39        0.32
                                             -------       -------     -------     -------     -------     -------
Net Asset Value, End of Period......         $ 10.58       $ 10.52     $ 10.33     $  9.71     $ 10.70     $ 10.31
                                             =======       =======     =======     =======     =======     =======

Total Return .......................            3.09%**       7.47%      12.88%      (3.78)%      9.70%       9.36%

Ratios/Supplemental Data:
Net Assets, End of Period (000s)....         $18,903       $19,824     $23,108     $22,753     $23,289     $14,457
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver (B)......            4.74%*        5.20%       5.96%       5.69%       5.55%       5.82%
   Operating expenses including
      reimbursement/waiver..........            0.94%*        0.86%       0.71%       0.64%       0.54%       0.77%
   Operating expenses excluding
      reimbursement/waiver..........            1.11%*        1.07%       0.99%       1.03%       1.10%       1.44%
Portfolio Turnover Rate.............              30%**        130%         83%        197%        194%        160%

---------------------------
*      Annualized
**     Not Annualized
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2002 (unaudited) and the years ended December 31, 2001, 2000, 1999, 1998 and 1997 was $0.24, $0.55, $0.55, $0.54, $0.52 and $0.51,
       respectively.
(B) The Trust has adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $(0.03), $0.03, and (0.18)%, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

COLUMBIA HIGH YIELD FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     SIX MONTHS ENDED                                    PERIOD ENDED
                                                       JUNE 30, 2002       YEARS ENDED DECEMBER 31,      DECEMBER 31,
                                                                       -------------------------------
                                                        (UNAUDITED)     2001        2000        1999       1998(1)
                                                          -------      -------     -------     -------     -------
Net Asset Value, Beginning of Period.................     $  9.29      $  9.35     $  9.70     $ 10.36     $ 10.00
                                                          -------      -------     -------     -------     -------
Income from Investment Operations:
   Net investment income (A)(B)......................        0.29         0.64        0.69        0.70        0.49
   Net realized and unrealized
      gain (loss) on investments (B) ................       (0.34)       (0.07)      (0.35)      (0.65)       0.45
                                                          -------      -------     -------     -------     -------
      Total from Investment Operations...............       (0.05)        0.57        0.34        0.05        0.94
                                                          -------      -------     -------     -------     -------

Less Distributions:
   Distributions from net investment income..........       (0.28)       (0.63)      (0.69)      (0.70)      (0.49)
   Distributions from net realized capital gains.....          --           --          --       (0.01)      (0.09)
                                                          -------      -------     -------     -------     -------
      Total Distributions............................       (0.28)       (0.63)      (0.69)      (0.71)      (0.58)
                                                          -------      -------     -------     -------     -------
Net increase (decrease) in net asset value...........       (0.33)       (0.06)      (0.35)      (0.66)       0.36
                                                          -------      -------     -------     -------     -------
Net Asset Value, End of Period.......................     $  8.96      $  9.29     $  9.35     $  9.70     $ 10.36
                                                          =======      =======     =======     =======     =======

Total Return ........................................       (0.53)%**     6.18%       3.66%       0.56%       9.61%**

Ratios/Supplemental Data:
Net Assets, End of Period (000s).....................     $ 2,472      $ 2,421     $ 2,188     $ 2,403     $ 2,454
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver (B).......................        6.48%*       6.89%       7.29%       7.00%       6.18%*
   Operating expenses including
      reimbursement/waiver...........................        1.68%*       1.60%       1.60%       1.60%       1.60%*
   Operating expenses excluding
      reimbursement/waiver...........................        3.15%*       3.23%       3.18%       2.89%       4.25%*
Portfolio Turnover Rate..............................          23%**        54%         46%         35%         89%**

---------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 3, 1998.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2002 (unaudited), the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998 was $0.23, $0.47, $0.54, $0.57 and $0.28, respectively.
(B) The Trust has adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. ORGANIZATION

    The Galaxy VIP Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company, for the purpose of providing a vehicle for the investment of assets of various insurance company separate accounts established to fund variable annuity contracts and variable life insurance policies. The accompanying financial statements and financial highlights are those of the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II (individually, a "Fund" and collectively, the "Funds"), the eight managed investment portfolios offered by the Trust as of the date of this report.

2. SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with accounting principles generally accepted in the United States consistently followed by the Trust in the preparation of its financial statements.

    PORTFOLIO VALUATION: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last sale price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by an independent pricing service approved by the Board of Trustees. When, in the judgment of the service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices and asked prices. Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type, indications as to values from dealers, and general market conditions. All other securities and assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in other investment companies are valued at net asset value.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Net realized gains and losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly with respect to the Money Market Fund, High Quality Bond Fund and Columbia High Yield Fund II, and declared and paid quarterly with respect to the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Asset Allocation Fund. Net realized capital gains, if any, are distributed at least annually.

    Income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

    REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian or a sub-custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

    Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other affiliated funds may transfer their uninvested cash balances into one or more joint trading accounts. The assets in the joint trading accounts are invested in one or more repurchase agreements or other short-term investments. These repurchase agreements are subject to the same collateral requirements as discussed above.

NOTES TO FINANCIAL STATEMENTS


    FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent it distributes substantially all of its taxable or tax-exempt income, if any, for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income tax provision is recorded.

    EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a particular Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds.

    ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal securities laws. All such costs are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operation.

3. INVESTMENT ADVISORY, ADMINISTRATION AND OTHER RELATED PARTY TRANSACTIONS

    The Trust has entered into separate investment advisory agreements with Fleet Investment Advisors Inc. ("FIA") and Columbia Management Co. ("Columbia Management"). FIA and Columbia Management (the "Investment Advisors") are indirect wholly-owned subsidiaries of FleetBoston Financial Corporation. Under the terms of its agreement with the Trust, FIA provides services for a fee, computed daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.40% for the Money Market Fund, 0.75% for the Equity, Growth and Income, Small Company Growth and Asset Allocation Funds and 0.55% for the High Quality Bond Fund. The Trust has been advised by FIA that, effective August 1, 2001, it intends to waive advisory fees payable by certain Funds for which it serves as Investment Advisor so that advisory fees payable by such Funds would be as follows: (i) with respect to the Equity, Growth and Income, Small Company Growth and Asset Allocation Funds, 0.75% of the first $500 million of average daily net assets, plus 0.70% of the next $500 million of average daily net assets, plus 0.65% of the next $500 million of average daily net assets, plus 0.60% of the next $500 million of average daily net assets, plus 0.55% of average daily net assets in excess of $2 billion, and
(ii) with respect to the High Quality Bond Fund, 0.55% of the first $500 million of average daily net assets, plus 0.50% of the next $500 million of aver age daily net assets, plus 0.45% of the next $500 million of average daily net assets, plus 0.40% of the next $500 million of average daily net assets, plus 0.35% of average daily net assets in excess of $2 billion. Under the terms of its agreement with the Trust, Columbia Management provides services for a fee, computed daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.75% for the Columbia Real Estate Equity Fund II and 0.60% for the Columbia High Yield Fund II (see Note 4).

    The Trust and PFPC Inc., a member of PNC Financial Services Group, are parties to an administration agreement under which PFPC Inc. (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.085% of the first $1 billion of the combined average daily net assets of the Funds, plus 0.078% of the next $1.5 billion of the combined average daily net assets of the Funds, plus 0.073% of the combined average daily net assets of the Funds in excess of $2.5 billion. The minimum aggregate annual fee payable for administration of the Funds is $100,000. In addition, PFPC Inc. provides certain fund accounting and custody administration services pursuant to certain fee arrangements. Pursuant to these fee arrangements, PFPC Inc. compensates the Trust's custodian bank, J.P. Morgan Chase Bank, for its services.

    PFPC Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of PFPC Inc., and an indirect wholly-owned subsidiary of PNC Financial Services Group, acts as the exclusive distributor of the Trust's shares. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") acted as the exclusive distributor of the Trust's shares. On January 2, 2001, the Distributor acquired all of the outstanding shares of PDI, and PDI was subsequently merged into the Distributor.

    Certain officers of the Trust are officers of PFPC Inc. Such officers receive no compensation from the Trust for serving in their respective roles. Each Trustee is entitled to receive for services as a Trustee of the Trust, The Galaxy Fund ("Galaxy") and Galaxy Fund II ("Galaxy II") an aggregate fee of $54,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, Galaxy and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, Galaxy and Galaxy II, based on their relative net assets.

    Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

NOTES TO FINANCIAL STATEMENTS


    Expenses for the six months ended June 30, 2002 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

    Pursuant to procedures adopted by the Board of Trustees and in accordance with the 1940 Act, certain Funds placed a portion of their portfolio transactions with Quick & Reilly Institutional Trading, a division of Fleet Securities, Inc., and Robertson Stephens, Inc., affiliates of the Funds' Investment Advisors. The commissions paid to Quick & Reilly Institutional Trading and Robertson Stephens, Inc. for the six months ended June 30, 2002 were as follows:

               FUND               COMMISSIONS
              -------             ------------
    Equity Fund                   $       2,575
    Asset Allocation Fund                 4,760

4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

    The Investment Advisors and Administrator may voluntarily waive all or a portion of the fees payable to them by the Funds. The Investment Advisors and Administrator may, at their discretion, revise or discontinue the voluntary fee waivers at any time.

    For the six months ended June 30, 2002, the Administrator voluntarily waived fund accounting and custody fees in the amount of $14,961 for the Money Market Fund and $14,887 for the High Quality Bond Fund.

    The Investment Advisors may, from time to time, agree to reimburse a Fund for expenses above a specified percentage of average net assets. For the six months ended June 30, 2002, the Investment Advisors agreed to reimburse the Money Market Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, High Quality Bond Fund and Columbia High Yield Fund II in the amounts of $1,050, $242, $25,112, $21,554, $1,459 and $17,972,
respectively.

5. SHARES OF BENEFICIAL INTEREST

    The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into ten classes of shares. Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses and is entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class.

6. PURCHASES AND SALES OF SECURITIES

    The costs of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 2002 were as follows:


                                    PURCHASES                  SALES
--------------------------------------------------------------------------------
  FUND                           OTHER    GOVERNMENT     OTHER     GOVERNMENT
--------------------------------------------------------------------------------

Equity Fund                  $14,053,080  $       --  $19,607,167  $       --
Growth and Income Fund         1,107,731          --    1,933,795          --
Small Company Growth Fund      2,071,277          --    2,245,250          --
Columbia Real Estate
  Equity Fund II                 410,912          --      332,708          --
Asset Allocation Fund          6,424,456     797,338   11,186,818   2,667,870
High Quality Bond Fund         3,645,434   2,059,550    2,340,872   4,227,241
Columbia High Yield Fund II      803,650          --      507,813          --


    The aggregate gross unrealized appreciation (depreciation), net unrealized appreciation (depreciation) and cost for all securities, as computed on a federal income tax basis, at June 30, 2002 for each Fund is as follows:

  FUND                     APPRECIATION  (DEPRECIATION)      NET         COST
--------------------------------------------------------------------------------

Money Market Fund           $        --  $         --   $        --  $17,701,054
Equity Fund                   8,738,286   (12,403,217)   (3,664,931)  63,620,751
Growth and Income Fund          930,709    (1,399,879)     (469,170)   8,726,671
Small Company Growth Fund       429,514      (790,390)     (360,876)   4,168,958
Columbia Real Estate
  Equity Fund II                172,161        (1,178)      170,983    1,140,380
Asset Allocation Fund         5,405,190    (6,753,144)   (1,347,954)  60,194,221
High Quality Bond Fund          645,289       (43,015)      602,274   18,041,894
Columbia High Yield Fund II      54,645       (60,171)       (5,526)   2,415,687

NOTES TO FINANCIAL STATEMENTS

7. LINE OF CREDIT

    Each Fund (except the Money Market Fund) and other affiliated funds participate in a $150 million unsecured line of credit pursuant to a credit agreement dated as of December 29, 1999. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as repurchase or redemption of shares of the Funds. Interest is charged to each Fund based on its borrowings. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the Funds and the other participating funds at the end of each calendar quarter.

8. CAPITAL LOSS CARRYFORWARDS

    At December 31, 2001, the Funds had capital loss carryforwards as follows:

FUND                              AMOUNT    EXPIRATION
----                              ------    ----------
Money Market Fund              $       25       2002
                                       29       2003
Equity Fund                     2,908,429       2009
Growth and Income Fund             25,237       2009
Small Company Growth Fund         375,790       2009
Asset Allocation Fund             936,821       2009
High Quality Bond Fund            214,055       2008
Columbia High Yield Fund II        33,837       2007
                                   59,785       2008
                                  150,572       2009

9. SUBSEQUENT EVENT - CHANGES IN CERTAIN SERVICE PROVIDERS

    Effective July 1, 2002, FIA also serves as the Trust's administrator. Pursuant to its administration agreement with the Trust, FIA (i) is responsible for providing substantially the same types of administrative services (other than certain pricing and bookkeeping services) as those that were required to be provided by PFPC, the Trust's former administrator, and (ii) is entitled to receive the same fees for providing such services as those that PFPC was entitled to receive. Effective July 1, 2002, PFPC serves as sub-administrator to the Trust pursuant to an agreement with FIA.

    Effective July 1, 2002, Colonial Management Associates, Inc. ("CMA"), an affiliate of FIA and Columbia Management, provides the Trust with certain pricing and bookkeeping services. Pursuant to its pricing and bookkeeping agreement with the Trust, CMA (i) is responsible for providing substantially the same types of pricing and bookkeeping services as those that were required to be provided by PFPC pursuant to its administration agreement with the Trust, and
(ii) is entitled to receive the same fees for providing such pricing and bookkeeping services as those that PFPC was entitled to receive. PFPC has agreed to continue to provide certain of these pricing and bookkeeping services pursuant to an agreement with CMA.

    Effective July 22, 2002, Liberty Funds Services, Inc. ("LFS"), an affiliate of FIA and Columbia Management, serves as the Trust's transfer agent and dividend disbursing agent. Pursuant to its shareholders' servicing and transfer agent agreement with the Trust, LFS (i) is responsible for providing substantially the same types of services as those that were previously provided by PFPC, the Trust's former transfer agent and dividend disbursing agent, and
(ii) is entitled to receive the same fees as those that PFPC was entitled to receive.

    Effective July 1, 2002, Liberty Funds Distributor, Inc. ("LFDI"), an affiliate of FIA and Columbia Management, serves as the Trust's distributor.

10. SUBSEQUENT EVENT - CHANGES IN NAME OF GALAXY VIP HIGH QUALITY BOND FUND

    Effective July 31, 2002, the name of the Galaxy VIP High Quality Bond Fund has been changed to "Galaxy VIP Quality Plus Bond Fund."


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[LOGO OMITTED - GALAXY FUNDS]

4400 Computer Drive
P.O. Box 5108
Westborough, MA  01581-5108


-----------------
PRESORTED
STANDARD
POSTAGE PAID
PERMIT NO. 105
NORTH READING, MA
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(6/02) Date of first use September 1, 2002                           GVAVIPESAR